UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2021
MFS®  International New Discovery Fund
MIO-ANN

MFS® International New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though Fed policymakers expect the price hikes will prove transitory.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China's property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
November 12, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
OBIC Co. Ltd.	1.9%
Croda International PLC	1.8%
Cellnex Telecom S.A.	1.6%
LEG Immobilien AG	1.4%
NS Solutions Corp.	1.3%
Symrise AG	1.3%
Daiseki Co. Ltd.	1.2%
SG Holdings Co. Ltd.	1.2%
Nomura Research Institute Ltd.	1.1%
T. Hasegawa Co. Ltd.	0.9%
GICS equity sectors (g)
Industrials	20.1%
Information Technology	14.2%
Materials	12.3%
Consumer Discretionary	11.9%
Consumer Staples	9.1%
Financials	9.0%
Health Care	8.0%
Communication Services	6.6%
Real Estate	4.4%
Utilities	1.7%
Energy	1.6%
Issuer country weightings (x)
Japan	33.3%
United Kingdom	13.5%
Germany	6.7%
Australia	4.4%
Switzerland	3.1%
France	2.9%
India	2.7%
Hong Kong	2.6%
Netherlands	2.5%
Other Countries	28.3%
Currency exposure weightings (y)
Japanese Yen	33.3%
Euro	18.9%
British Pound Sterling	14.3%
Australian Dollar	4.4%
Hong Kong Dollar	3.9%
Swiss Franc	3.1%
Taiwan Dollar	2.5%
Indian Rupee	2.3%
Brazilian Real	2.2%
Other Currencies	15.1%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended September 30, 2021, Class A shares of the MFS International New Discovery Fund (fund) provided a total return of 18.29%, at net asset value. This compares with a return of 28.95% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).
Market Environment
Over the past year, the global economy has been buffeted by an array of crosscurrents as it adjusts to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative ones included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth has slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipate a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, a number of central banks in emerging markets have already tightened policy and the US Federal Reserve has indicated it will likely reduce the pace of its asset purchases before the end of 2021. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain easy policies. Sovereign bond yields moved higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education has increased market volatility as has stress in China's highly-leveraged property development sector. Trade relations between the United States and China remain quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continue to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the consumer discretionary, materials and industrials sectors detracted from the fund's performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. Within the consumer discretionary sector, the fund's overweight position in food delivery website operator Just Eat Takeaway (Netherlands) hindered relative results. The share price of Just Eat Takeaway fell after the firm reported a larger-than-expected slowdown in seasonal orders, paired with high investments required to defend its market share. Within the materials sector, the fund's overweight position in global flavors and fragrances supplier Symrise (Germany), and its holdings of precious metals exploration company Agnico Eagle Mines(b) (Canada), also held back relative performance. The stock price of Agnico Eagle Mines declined during the
4

Management Review - continued
reporting period in line with the weakness in gold prices, exacerbated by Agnico's announced merger with Kirkland Lake mines. Within the industrials sector, the fund's overweight position in transport services provider Seino Holdings (Japan) weakened relative returns.
Elsewhere, the fund’s overweight positions in real estate company Leg Immobilien (Germany), pharmaceutical products manufacturer Santen Pharmaceutical (Japan) and medical glass and plastic products manufacturer Gerresheimer (Germany) detracted from relative performance. The fund's holdings of system services provider OBIC(b) (Japan) and telecommunications services provider Cellnex Telecom (Spain)(b) also weighed on relative results.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
The fund’s cash and/or cash equivalents position during the period further dampened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
An underweight position in the utilities sector contributed to the fund's relative performance. There were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors for the reporting period.
Stocks in other sectors that benefited relative performance included the fund's overweight positions in bakery retailer Greggs (United Kingdom), industrial waste treatment company Daiseki (Japan), semiconductor equipment manufacturer ASM International (Netherlands), commercial vehicle finance services provider Shriram Transport Finance (India), specialty chemical products maker Croda International (United Kingdom), event tickets distributor CTS Eventim (Germany), industrial and electronics products distributor Electrocomponents (United Kingdom), pipe and precast products manufacturer Forterra and pharmaceutical company Virbac (France). The stock price of Virbac climbed as the company reported solid financial results, driven by strong sales growth in its Asia-Pacific, Europe and US markets. The fund's holdings of strong-performing semiconductor products manufacturer Silicon Motion Technology(b) (Taiwan) also aided relative returns.
Respectfully,
Portfolio Manager(s)
Peter Fruzzetti, Jose Luis Garcia, Lionel Gomez, Robert Lau, Sandeep Mehta, and Nicholas Spratt
(b)	Security is not a benchmark constituent.
5

Management Review - continued
Note to Shareholders: Effective March 31, 2021, Lionel Gomez was added as a Portfolio Manager of the Fund. Effective April 15, 2021, David Antonelli is no longer a Portfolio Manager of the Fund. Effective September 1, 2021, Nicholas Spratt was added as a Portfolio Manager of the fund. Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 9/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 9/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	18.29%	9.44%	9.88%	N/A
B	10/02/00	17.40%	8.62%	9.06%	N/A
C	10/02/00	17.42%	8.62%	9.06%	N/A
I	10/09/97	18.57%	9.71%	10.15%	N/A
R1	4/01/05	17.41%	8.62%	9.06%	N/A
R2	10/31/03	17.99%	9.16%	9.61%	N/A
R3	4/01/05	18.28%	9.44%	9.88%	N/A
R4	4/01/05	18.60%	9.71%	10.15%	N/A
R6	6/01/12	18.74%	9.84%	N/A	9.92%
529A	7/31/02	18.27%	9.43%	9.87%	N/A
529B	7/31/02	18.21%	9.17%	9.39%	N/A
529C	7/31/02	17.33%	8.57%	9.01%	N/A
Comparative benchmark(s)

MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)	28.95%	9.40%	8.69%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	11.48%	8.15%	9.23%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	13.40%	8.33%	9.06%	N/A
C With CDSC (1% for 12 months) (v)	16.42%	8.62%	9.06%	N/A
529A With Initial Sales Charge (5.75%)	11.47%	8.14%	9.22%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	14.21%	8.89%	9.39%	N/A
529C With CDSC (1% for 12 months) (v)	16.33%	8.57%	9.01%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
8

Performance Summary  - continued
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Small Mid Cap Index(e) (net div) - a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States. Index returns do not take into account any investment-related fees and expenses.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2021 through September 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Expenses Paid During Period (p) 4/01/21-9/30/21
A	Actual	1.26%	$1,000.00	$1,046.65	$6.46
	Hypothetical (h)	1.26%	$1,000.00	$1,018.75	$6.38
B	Actual	2.01%	$1,000.00	$1,042.61	$10.29
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
C	Actual	2.01%	$1,000.00	$1,042.66	$10.29
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
I	Actual	1.01%	$1,000.00	$1,047.78	$5.18
	Hypothetical (h)	1.01%	$1,000.00	$1,020.00	$5.11
R1	Actual	2.01%	$1,000.00	$1,042.76	$10.29
	Hypothetical (h)	2.01%	$1,000.00	$1,014.99	$10.15
R2	Actual	1.51%	$1,000.00	$1,045.33	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.50	$7.64
R3	Actual	1.26%	$1,000.00	$1,046.59	$6.46
	Hypothetical (h)	1.26%	$1,000.00	$1,018.75	$6.38
R4	Actual	1.01%	$1,000.00	$1,047.81	$5.18
	Hypothetical (h)	1.01%	$1,000.00	$1,020.00	$5.11
R6	Actual	0.89%	$1,000.00	$1,048.81	$4.57
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51
529A	Actual	1.28%	$1,000.00	$1,046.47	$6.57
	Hypothetical (h)	1.28%	$1,000.00	$1,018.65	$6.48
529B	Actual	1.31%	$1,000.00	$1,046.32	$6.72
	Hypothetical (h)	1.31%	$1,000.00	$1,018.50	$6.63
529C	Actual	2.06%	$1,000.00	$1,042.27	$10.55
	Hypothetical (h)	2.06%	$1,000.00	$1,014.74	$10.40
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from April 1, 2021 through September 30, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 2.06%, $10.57, and $10.40 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
11

Expense Table - continued
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.04%. See Note 3 in the Notes to Financial Statements for additional information.
12

Portfolio of Investments
9/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Aerospace & Defense – 0.9%
LISI Group	608,820	$ 18,067,049
MTU Aero Engines Holding AG	38,986	8,815,206
Saab AB, “B”	568,022	16,056,380
Singapore Technologies Engineering Ltd.	12,378,800	34,585,809
		$77,524,444
Airlines – 0.6%
Auckland International Airport Ltd. (a)	2,773,766	$ 14,974,278
Enav S.p.A. (a)	4,662,291	21,801,194
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	707,334	8,223,874
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	28,809	5,387,283
		$50,386,629
Alcoholic Beverages – 0.4%
Carlsberg Group	132,479	$ 21,551,058
China Resources Beer Holdings Co. Ltd.	1,518,000	11,212,450
		$32,763,508
Apparel Manufacturers – 0.5%
Burberry Group PLC	574,654	$ 13,991,859
Coats Group PLC	5,250,030	4,767,802
Pacific Textiles Holdings Ltd.	38,809,000	19,642,175
		$38,401,836
Automotive – 2.9%
Autoliv, Inc., SDR	72,648	$ 6,226,707
Cie Plastic Omnium S.A.	319,197	8,153,900
Daikyonishikawa Corp.	332,421	1,943,422
Hella KGaA Hueck & Co.	117,496	8,225,974
Hero MotoCorp Ltd.	591,167	22,393,361
Koito Manufacturing Co. Ltd.	645,800	38,831,316
Mahindra & Mahindra Ltd.	3,436,522	36,942,025
NGK Spark Plug Co. Ltd	837,800	13,105,264
PT United Tractors Tbk	21,991,700	39,499,951
Stanley Electric Co. Ltd.	871,131	21,958,506
TS Tech Co., Ltd.	694,200	8,956,083
USS Co. Ltd.	1,960,700	33,544,075
		$239,780,584
Biotechnology – 0.1%
Abcam PLC (a)	495,341	$ 9,850,628
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Broadcasting – 0.4%
4imprint Group PLC	170,992	$ 6,906,563
iClick Interactive Asia Group Ltd. (a)	1,333,003	7,371,506
Nippon Television Holdings, Inc.	767,100	8,661,649
TBS Holdings, Inc.	885,300	13,563,682
		$36,503,400
Brokerage & Asset Managers – 3.4%
ASX Ltd.	329,604	$ 19,254,343
Bolsa Mexicana de Valores S.A. de C.V.	4,561,800	8,778,175
Daiwa Securities Group, Inc. (l)	10,116,400	59,092,680
Euronext N.V.	228,582	25,794,253
Hargreaves Lansdown PLC	770,285	14,787,912
JAFCO Group Co.	65,700	4,216,288
Japan Exchange Group, Inc.	145,300	3,606,040
Moscow Exchange MICEX-RTS PJSC	7,428,305	17,749,459
Omni Bridgeway Ltd. (a)	4,742,622	11,897,618
Partners Group Holding AG	3,296	5,130,917
Rathbone Brothers PLC	1,046,540	28,207,138
Schroders PLC	815,686	39,175,629
TMX Group Ltd.	366,031	39,472,742
		$277,163,194
Business Services – 8.4%
AEON Delight Co. Ltd.	295,700	$ 9,399,093
Amadeus Fire AG	155,314	32,131,564
Bunzl PLC	774,450	25,583,602
Central Automotive Products Ltd.	47,300	1,288,258
Cerved Group S.p.A. (a)	3,920,423	46,411,289
Compass Group PLC (a)	1,325,120	27,112,364
Comture Corp.	667,200	18,577,513
DKSH Holding Ltd.	45,850	3,585,909
Doshisha Co. Ltd.	141,800	2,232,476
Electrocomponents PLC	4,515,678	64,971,646
Eurofins Scientific SE	37,120	4,760,155
Fuji Soft, Inc.	339,500	17,824,265
Fullcast Holdings Co., Ltd.	626,300	12,746,135
Intertek Group PLC	495,834	33,101,814
IPH Ltd.	6,793,970	44,692,738
Iwatani Corp.	493,800	29,028,011
Johnson Service Group PLC (a)	1,680,493	3,351,197
Karnov Group AB	1,201,680	7,324,643
Kingsoft Cloud Holdings, ADR (a)(l)	308,823	8,745,867
Nomura Research Institute Ltd.	2,417,100	89,081,101
NS Solutions Corp.	3,244,400	110,369,190
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Pasona Group, Inc.	427,000	$ 12,121,720
SAN-AI OIL Co. Ltd.	2,510,700	33,309,451
SCSK Corp.	848,700	17,947,058
Sohgo Security Services Co. Ltd.	569,000	25,691,449
Thoughtworks Holding, Inc. (a)	356,401	10,232,273
		$691,620,781
Chemicals – 0.9%
IMCD Group N.V.	245,961	$ 46,697,771
KH Neochem Co. Ltd.	409,600	11,280,874
Orica Ltd.	1,258,415	12,403,236
		$70,381,881
Computer Software – 3.5%
ARGO GRAPHICS, Inc.	688,500	$ 20,499,043
Douzone Bizon Co. Ltd.	186,641	15,072,392
OBIC Business Consultants Co. Ltd. (l)	91,900	4,669,375
OBIC Co. Ltd.	817,200	156,368,998
Oracle Corp. Japan	255,700	22,498,120
PCA Corp. (h)	1,398,900	22,610,843
Sage Group PLC	679,854	6,488,785
Totvs S.A.	1,920,700	12,732,364
Wisetech Global Ltd.	734,051	28,281,481
		$289,221,401
Computer Software - Systems – 2.1%
Alten S.A.	177,143	$ 25,826,685
Amadeus IT Group S.A. (a)	732,307	48,107,089
Cancom SE	431,801	25,619,050
EMIS Group PLC	489,193	9,150,340
SimCorp A/S	61,945	7,296,139
Temenos AG	86,543	11,753,224
Toshiba Tec Corp.	209,700	8,902,088
Venture Corp. Ltd.	2,727,700	35,946,642
		$172,601,257
Conglomerates – 0.7%
Ansell Ltd.	1,061,273	$ 26,020,099
DCC PLC	419,603	34,730,162
		$60,750,261
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 3.3%
Bellway PLC	610,687	$ 26,769,329
Breedon Group PLC	16,317,666	21,555,445
Buzzi Unicem S.p.A.	540,164	12,332,695
Forterra PLC (h)	15,323,819	57,296,296
Grupo Cementos de Chihuahua S.A.B. de C.V.	2,221,736	16,645,664
Ibstock PLC	4,572,917	12,656,794
Kingspan Group PLC	74,417	7,373,686
Marshalls PLC	938,311	9,431,531
PT Indocement Tunggal Prakarsa Tbk	24,754,200	18,005,434
Rinnai Corp.	89,900	9,852,096
Somfy S.A.	110,711	20,057,062
Techtronic Industries Co. Ltd.	1,918,000	37,599,416
Toto Ltd.	145,700	6,922,522
Zhejiang Supor Co. Ltd.	1,508,501	10,858,923
		$267,356,893
Consumer Products – 2.8%
Amorepacific Corp.	172,856	$ 25,769,879
Dabur India Ltd.	1,800,271	14,965,575
Essity AB	864,312	26,826,887
Kobayashi Pharmaceutical Co. Ltd.	273,600	21,667,933
Lion Corp.	1,082,500	17,512,304
Milbon Co. Ltd.	39,792	2,438,281
Mitsubishi Pencil Co. Ltd.	231,500	2,983,795
PZ Cussons PLC	364,404	1,102,207
T. Hasegawa Co. Ltd. (h)	3,128,400	74,674,485
Takasago International Corp.	161,300	4,313,277
Uni-Charm Corp.	883,600	39,189,361
		$231,443,984
Consumer Services – 1.4%
Anima Holdings S.A. (a)	6,310,954	$ 10,360,360
Asante, Inc. (l)	170,200	2,717,756
Heian Ceremony Service Co.	363,967	2,935,141
Localiza Rent a Car S.A.	801,600	8,017,840
MakeMyTrip Ltd. (a)	1,069,505	29,079,841
Meitec Corp.	371,900	20,427,396
Park24 Co. Ltd. (a)	358,200	6,034,230
Seek Ltd.	663,791	14,776,834
Trip.com Group Ltd. (a)	298,481	9,144,806
Webjet Ltd. (a)(l)	2,591,938	11,713,667
		$115,207,871
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 1.6%
Mayr-Melnhof Karton AG	133,652	$ 25,464,192
SIG Combibloc Group AG	2,073,120	54,983,618
Toyo Seikan Group Holdings, Ltd. (l)	1,427,000	16,765,217
Verallia	175,016	6,032,872
Viscofan S.A.	372,627	24,368,103
		$127,614,002
Electrical Equipment – 3.1%
Advantech Co. Ltd.	1,994,191	$ 26,022,356
Bharat Heavy Electricals Ltd. (a)	14,453,222	12,477,938
Cembre S.p.A.	542,000	17,265,207
Halma PLC	670,891	25,591,645
Legrand S.A.	604,998	64,888,104
LS Electric Co. Ltd.	622,072	34,660,392
OMRON Corp.	208,121	20,628,429
Sagami Rubber Industries Co. Ltd.	264,700	2,575,268
TAKUMA Co. Ltd.	969,000	13,554,592
Voltronic Power Technology Corp.	590,659	35,857,305
		$253,521,236
Electronics – 3.5%
Amano Corp.	246,720	$ 6,341,280
ASM International N.V.	131,108	51,189,760
ASM Pacific Technology Ltd.	2,199,700	23,954,378
Chroma Ate, Inc.	6,036,000	37,804,184
Fukui Computer Holdings, Inc.	205,100	7,960,813
Hirose Electric Co. Ltd. (l)	87,800	14,620,810
Iriso Electronics Co. Ltd.	218,500	8,914,635
Kardex Holding AG	98,531	27,737,693
Melexis N.V.	178,211	18,863,527
Silicon Motion Technology Corp., ADR	378,047	26,077,682
Tripod Technology Corp.	8,493,000	33,830,201
Win Semiconductors Corp.	1,022,000	11,269,083
Zuken, Inc.	559,300	20,430,008
		$288,994,054
Energy - Independent – 0.3%
Oil Search Ltd.	6,729,806	$ 21,303,066
Energy - Integrated – 0.1%
Cairn Energy PLC	2,040,461	$ 5,096,822
Galp Energia SGPS S.A.	394,349	4,465,982
		$9,562,804
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 0.7%
Babcock International Group PLC (a)	1,393,969	$ 6,918,084
Comsys Holdings Corp.	384,800	10,160,987
Doosan Bobcat, Inc. (a)	735,525	24,440,649
JGC Holdings Corp.	257,000	2,405,265
NIPPO Corp.	415,000	14,873,605
		$58,798,590
Entertainment – 1.4%
CTS Eventim AG (a)	947,076	$ 71,637,070
Toei Co. Ltd.	79,400	15,660,534
Toho Co. Ltd.	605,800	28,579,282
		$115,876,886
Food & Beverages – 4.7%
ARIAKE JAPAN Co. Ltd.	143,600	$ 9,038,827
AVI Ltd.	4,871,301	27,674,263
Bakkafrost P/f	603,953	49,723,790
Britvic PLC	655,513	7,839,735
Cranswick PLC	548,024	26,201,994
Ezaki Glico Co. Ltd.	454,000	17,273,519
Greencore Group PLC (a)	1,183,806	2,252,225
Gruma S.A.B. de C.V.	815,362	9,334,110
JBS S.A.	1,558,538	10,609,191
Kato Sangyo Co. Ltd.	595,300	17,681,104
Kerry Group PLC	206,732	27,678,065
Kikkoman Corp. (l)	121,900	9,906,251
Morinaga & Co. Ltd.	732,200	27,054,019
Orion Corp.	331,748	32,617,434
Ridley Corp. NPV (h)	21,241,987	20,493,607
S Foods, Inc.	841,000	23,203,711
Shenguan Holdings Group Ltd.	13,203,505	668,302
Tate & Lyle PLC	439,814	4,099,644
Tingyi (Cayman Islands) Holdings Corp.	17,074,000	31,758,849
Universal Robina Corp.	12,116,340	32,280,153
		$387,388,793
Food & Drug Stores – 1.7%
Cosmos Pharmaceutical Corp.	59,200	$ 10,096,153
Dairy Farm International Holdings Ltd.	6,359,109	21,615,712
JM Holdings Co. Ltd.	253,700	4,718,132
Matsumotokiyoshi Holdings Co. Ltd.	90,800	4,057,693
Patlac Corp.	463,300	20,941,321
San-A Co. Ltd.	87,700	3,141,027
Sendas Distribuidora S.A.	3,506,700	12,260,491
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – continued
Spencer's Retail Ltd. (a)	723,473	$ 1,217,394
Sugi Holdings Co. Ltd.	234,200	17,036,378
Sundrug Co. Ltd.	849,700	25,928,846
WM Morrison Supermarkets PLC	4,866,523	19,310,816
		$140,323,963
Forest & Paper Products – 0.1%
Suzano S.A. (a)	1,122,200	$ 11,234,879
Furniture & Appliances – 0.8%
Howden Joinery Group PLC	3,162,940	$ 37,843,280
SEB S.A.	162,083	22,854,268
Zojirushi Corp.	177,300	2,844,050
		$63,541,598
Gaming & Lodging – 1.3%
Flutter Entertainment PLC (a)	317,160	$ 62,262,209
Shangri-La Asia Ltd. (a)	29,944,000	23,716,703
Tabcorp Holdings Ltd.	5,767,252	20,412,923
		$106,391,835
General Merchandise – 0.7%
B&M European Value Retail S.A.	986,148	$ 7,829,205
Dollarama, Inc.	841,907	36,518,530
Magazine Luiza S.A.	1,970,459	5,188,704
Seria Co. Ltd.	183,200	6,405,173
		$55,941,612
Insurance – 1.7%
Admiral Group PLC	212,870	$ 8,883,840
AUB Group Ltd.	2,508,681	43,129,475
Hiscox Ltd.	1,978,378	22,241,972
Samsung Fire & Marine Insurance Co. Ltd.	200,389	39,540,124
Steadfast Group Ltd.	7,747,030	27,126,695
		$140,922,106
Internet – 2.0%
Allegro.EU S.A. (a)	349,332	$ 5,081,113
Auto Trader Group PLC	3,909,894	30,938,586
Demae-Can Co. Ltd. (a)(l)	607,900	9,138,107
Kakaku.com, Inc.	289,200	9,362,487
Moneysupermarket.com Group PLC	5,518,542	15,797,526
Proto Corp.	1,137,400	15,654,755
Rakuten Group, Inc.	119,300	1,154,436
Rightmove PLC	3,368,433	30,898,457
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – continued
Scout24 AG	468,540	$ 32,542,289
Temairazu, Inc.	205,500	11,803,021
		$162,370,777
Leisure & Toys – 0.8%
BANDAI NAMCO Holdings, Inc.	105,300	$ 7,907,503
DeNA Co. Ltd.	339,900	6,308,951
GungHo Online Entertainment, Inc.	326,600	5,997,114
Kawai Musical Instruments Manufacturing Co. Ltd.	119,800	3,880,555
Konami Holdings Corp. (l)	161,300	10,122,190
Thule Group AB	604,689	30,232,841
		$64,449,154
Machinery & Tools – 5.5%
Aalberts Industries N.V.	440,996	$ 25,183,971
Azbil Corp.	820,800	35,280,285
Carel Industries S.p.A.	183,606	4,964,654
Fuji Seal International, Inc.	1,662,300	36,005,542
Fujitec Co. Ltd.	1,443,300	33,659,109
Fujitsu General Ltd.	248,000	6,192,612
Fukushima Galilei Co. Ltd.	610,000	27,067,513
GEA Group AG	1,375,793	63,092,596
Haitian International Holdings Ltd.	11,009,000	34,192,324
METAWATER Co. Ltd.	1,086,000	18,183,123
MISUMI Group, Inc.	225,900	9,599,444
MonotaRO Co. Ltd.	778,600	17,569,361
Nabtesco Corp.	815,900	30,907,046
Nissei ASB Machine Co. Ltd.	151,400	5,117,145
NOHMI BOSAI Ltd.	678,100	12,548,313
Obara Group, Inc. (l)	128,500	4,485,967
Rational AG	2,758	2,602,426
Rotork PLC	855,644	4,000,258
Shima Seiki Manufacturing Ltd.	191,900	3,873,921
Spirax-Sarco Engineering PLC	116,849	23,482,997
T.K. Corp.	828,332	7,881,401
THK Co. Ltd.	133,700	2,947,775
Valmet Oyj	516,500	18,671,963
VAT Group AG	62,789	24,736,580
		$452,246,326
Medical & Health Technology & Services – 1.7%
AS ONE Corp.	179,200	$ 26,210,633
BML, Inc.	587,500	22,309,686
Burning Rock Biotech Ltd., ADR (a)	587,207	10,499,261
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
Fleury S.A.	1,678,318	$ 6,817,131
Hapvida Participacoes e Investimentos S.A.	3,481,800	8,688,916
Hogy Medical Co. Ltd.	79,600	2,272,404
ICON PLC (a)	45,930	12,034,579
Medipal Holdings Corp.	724,100	13,659,069
Ramsay Health Care Ltd.	357,306	17,983,847
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	2,590,718	2,447,097
Sonic Healthcare Ltd.	484,031	14,228,162
		$137,150,785
Medical Equipment – 4.0%
ConvaTec Group PLC	3,915,066	$ 11,394,346
Demant A.S. (a)	271,692	13,694,631
Eiken Chemical Co. Ltd.	753,900	14,201,673
Fukuda Denshi Co. Ltd.	248,900	21,671,580
Gerresheimer AG	485,954	47,709,077
JEOL Ltd.	279,000	20,452,018
Nakanishi, Inc.	2,268,700	51,837,945
Nihon Kohden Corp.	521,600	17,731,206
PerkinElmer, Inc.	25,787	4,468,629
Shimadzu Corp.	624,700	27,440,765
Smith & Nephew PLC	1,794,613	30,819,921
Sonova Holding AG	115,753	43,656,114
Straumann Holding AG	1,171	2,095,512
Terumo Corp.	520,000	24,447,535
		$331,620,952
Metals & Mining – 0.5%
Deterra Royalties Ltd.	2,666,873	$ 7,222,401
Iluka Resources Ltd.	2,666,873	17,252,699
MOIL Ltd.	6,090,545	13,423,774
		$37,898,874
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	5,442,000	$ 28,591,883
Italgas S.p.A.	5,939,723	38,031,742
		$66,623,625
Network & Telecom – 0.3%
VTech Holdings Ltd.	3,825,465	$ 27,839,280
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 3.4%
AEON Financial Service Co. Ltd.	2,490,600	$ 31,817,144
AEON Thana Sinsap Public Co. Ltd.	2,563,700	13,790,259
Allfunds Group PLC (a)	645,334	12,410,156
Banco Santander Chile S.A.	157,118,269	7,873,354
Bancolombia S.A., ADR	188,347	6,520,573
Bank of Kyoto Ltd.	323,000	14,814,456
Chiba Bank Ltd.	2,538,451	16,344,296
Credicorp Ltd.	100,393	11,137,599
E.Sun Financial Holding Co. Ltd.	36,428,890	34,237,121
FinecoBank S.p.A.	988,057	17,906,137
Grupo Financiero Inbursa S.A. de C.V. (a)	2,689,101	2,519,546
Julius Baer Group Ltd.	391,642	25,903,744
Jyske Bank A.S. (a)	285,747	12,322,014
Metropolitan Bank & Trust Co.	27,226,417	23,324,729
Shizuoka Bank Ltd. (l)	1,025,000	8,432,753
Shriram Transport Finance Co. Ltd.	2,154,616	37,451,327
		$276,805,208
Pharmaceuticals – 2.0%
Daito Pharmaceutical Co. Ltd.	567,500	$ 17,040,634
Genomma Lab Internacional S.A., “B” (a)	10,386,264	9,857,177
Hypera S.A.	2,281,199	13,463,295
Kalbe Farma Tbk PT	333,929,300	33,363,766
Santen Pharmaceutical Co. Ltd.	2,042,300	28,819,768
Suzuken Co. Ltd./Aichi Japan	339,200	9,949,575
Virbac S.A.	88,791	37,992,442
Yunnan Baiyao Group Co. Ltd.	907,041	13,700,480
		$164,187,137
Pollution Control – 1.2%
Daiseki Co. Ltd.	2,215,440	$ 96,824,598
Precious Metals & Minerals – 0.4%
Agnico-Eagle Mines Ltd.	621,519	$ 32,243,813
Compania de Minas Buenaventura S.A.A., ADR (a)	392,797	2,655,308
		$34,899,121
Printing & Publishing – 0.4%
China Literature Ltd. (a)	2,235,200	$ 16,975,840
Wolters Kluwer N.V.	177,849	18,799,151
		$35,774,991
22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 0.6%
DFDS A.S. (a)	147,164	$ 7,798,472
Rumo S.A. (a)	2,763,468	8,520,154
Sankyu, Inc.	610,100	28,238,582
Senko Group Holdings Co. Ltd.	657,300	6,039,680
		$50,596,888
Real Estate – 4.3%
Ascendas India Trust, REIT	12,556,800	$ 13,249,939
Big Yellow Group PLC, REIT	1,051,241	19,673,000
City Developments Ltd.	2,898,600	14,628,355
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	2,389,428	4,190,456
Deutsche Wohnen SE	322,516	19,770,193
Embassy Office Parks REIT	3,371,200	15,346,658
ESR Cayman Ltd. (a)	6,615,600	19,971,148
Hibernia PLC, REIT	4,300,372	5,795,391
LEG Immobilien AG	807,166	114,254,646
Mapletree Commercial Trust, REIT	20,389,600	30,969,622
Multiplan Empreendimentos Imobiliarios S.A.	5,581,117	19,503,036
Prologis Peroperty Mexico S.A. de C.V., REIT	2,375,819	5,158,744
Shaftesbury PLC, REIT	1,325,995	10,846,070
TAG Immobilien AG	639,688	18,746,952
Unite Group PLC, REIT	3,010,336	43,754,887
		$355,859,097
Restaurants – 1.2%
Cafe de Coral Holdings Ltd.	16,092,000	$ 29,432,828
Greggs PLC	1,678,687	65,931,039
		$95,363,867
Special Products & Services – 0.1%
Midland Holdings Ltd. (a)(h)	43,113,000	$ 6,537,244
Specialty Chemicals – 6.4%
Air Water, Inc.	783,300	$ 12,546,768
Borregaard ASA	56,492	1,366,718
Croda International PLC	1,314,761	150,139,751
Essentra PLC	8,369,828	29,898,271
Japan Pure Chemical Co. Ltd. (l)	41,700	1,084,866
JCU Corp.	676,100	26,925,903
Kansai Paint Co. Ltd.	1,037,000	25,784,754
Kureha Corp.	137,000	9,302,606
Nihon Parkerizing Co. Ltd.	1,049,600	10,843,996
Nitto Denko Corp.	144,400	10,290,132
NOF Corp.	320,000	18,057,173
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – continued
Orbia Advance Corp. S.A.B. de C.V.	5,260,384	$ 13,483,851
Sika AG	180,793	57,183,912
SK KAKEN Co. Ltd.	118,100	41,702,952
Symrise AG	810,743	106,955,169
Taisei Lamick Co. Ltd.	219,800	5,529,937
		$521,096,759
Specialty Stores – 2.5%
ABC-Mart, Inc.	192,300	$ 10,887,192
Esprit Holdings Ltd. (a)(l)	6,185,199	548,231
Just Eat Takeaway (a)	853,350	62,183,977
Just Eat Takeaway.com (a)	75,723	5,496,376
Kitanotatsujin Corp.	1,132,600	4,721,780
Lojas Renner S.A.	1,861,363	11,764,792
Nishimatsuya Chain Co. Ltd. (l)	1,791,800	22,725,149
Ryohin Keikaku Co. Ltd.	1,186,100	26,388,527
Shimamura Co. Ltd.	52,800	4,957,770
Vipshop Holdings Ltd., ADR (a)	810,507	9,029,048
ZOZO, Inc.	1,281,600	47,988,808
		$206,691,650
Telecommunications - Wireless – 1.6%
Cellnex Telecom S.A.	2,160,666	$ 133,187,665
Telephone Services – 1.0%
Helios Towers PLC (a)	3,888,393	$ 9,435,213
Hellenic Telecommunications Organization S.A.	2,120,009	39,831,656
Infrastrutture Wireless Italiane S.p.A.	1,249,006	13,928,516
NOS, SGPS S.A.	2,643,538	10,590,309
Telesites S.A.B. de C.V. (a)	5,536,600	4,801,257
		$78,586,951
Tobacco – 0.4%
Swedish Match AB	3,231,010	$ 28,336,316
Trucking – 2.9%
Freightways Ltd.	1,868,239	$ 16,457,067
Hamakyorex Co. Ltd.	114,900	3,468,401
Kintetsu World Express, Inc.	277,200	7,054,108
Mainfreight Ltd.	262,213	17,540,717
Seino Holdings Co. Ltd.	3,715,600	44,815,445
SG Holdings Co. Ltd.	3,331,200	94,723,120
Trancom Co. Ltd.	95,100	6,985,595
24

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – continued
Yamato Holdings Co. Ltd.	1,901,400	$ 48,203,934
		$239,248,387
Utilities - Electric Power – 0.8%
CESC Ltd.	30,954,810	$ 38,178,746
Energisa S.A., IEU	1,300,700	10,487,763
Equatorial Energia S.A.	1,668,800	7,768,275
Transmissora Alianca de Energia Eletrica S.A., IEU	1,121,343	7,379,871
		$63,814,655
Utilities - Water – 0.1%
Aguas Andinas S.A., “A”	36,715,629	$ 7,381,164
Companhia de Saneamento Basico do Estado de Sao Paulo	485,700	3,440,012
		$10,821,176
Total Common Stocks (Identified Cost, $5,594,591,092)		$ 8,121,205,459
Preferred Stocks – 0.2%
Metals & Mining – 0.2%
Gerdau S.A. (Identified Cost, $10,492,018)	2,660,500	$ 13,239,600
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $45,980,043)	45,980,405	$ 45,980,405
Collateral for Securities Loaned – 0.2%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $17,568,508)	17,568,508	$ 17,568,508

Other Assets, Less Liabilities – 0.2%		15,054,087
Net Assets – 100.0%		$ 8,213,048,059

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $227,592,880 and $7,970,401,092, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
25

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
See Notes to Financial Statements
26

Financial Statements
Statement of Assets and Liabilities
At 9/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $72,571,606 of securities on loan (identified cost, $5,467,486,665)	$7,970,401,092
Investments in affiliated issuers, at value (identified cost, $201,144,996)	227,592,880
Cash	284,286
Foreign currency, at value (identified cost, $362,104)	359,340
Receivables for
Investments sold	16,594,559
Fund shares sold	4,352,385
Interest and dividends	31,353,693
Other assets	3,064
Total assets	$8,250,941,299
Liabilities
Payables for
Investments purchased	$12,258,058
Fund shares reacquired	3,128,816
Collateral for securities loaned, at value (c)	17,568,508
Payable to affiliates
Investment adviser	379,898
Administrative services fee	3,089
Shareholder servicing costs	910,530
Distribution and service fees	16,838
Program manager fees	29
Payable for independent Trustees' compensation	14,494
Deferred country tax expense payable	2,864,277
Accrued expenses and other liabilities	748,703
Total liabilities	$37,893,240
Net assets	$8,213,048,059
Net assets consist of
Paid-in capital	$5,398,805,811
Total distributable earnings (loss)	2,814,242,248
Net assets	$8,213,048,059
Shares of beneficial interest outstanding	206,889,935

(c)	Non-cash collateral is not included.
27

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$885,605,002	22,948,806	$38.59
Class B	5,180,020	140,183	36.95
Class C	30,413,252	840,908	36.17
Class I	1,235,624,545	30,958,602	39.91
Class R1	1,657,969	47,212	35.12
Class R2	24,443,170	654,236	37.36
Class R3	201,807,084	5,283,997	38.19
Class R4	182,567,004	4,733,458	38.57
Class R6	5,635,101,474	140,999,024	39.97
Class 529A	9,749,335	257,711	37.83
Class 529B	82,489	2,311	35.69
Class 529C	816,715	23,487	34.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $40.94 [100 / 94.25 x $38.59] and $40.14 [100 / 94.25 x $37.83], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
28

Financial Statements
Statement of Operations
Year ended 9/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$157,036,016
Non-cash dividends (including $439,753 from affiliated issuers)	9,517,139
Dividends from affiliated issuers	3,194,816
Income on securities loaned	214,782
Other	2,861
Foreign taxes withheld	(13,808,467)
Total investment income	$156,157,147
Expenses
Management fee	$67,979,091
Distribution and service fees	3,376,158
Shareholder servicing costs	3,766,874
Program manager fees	5,342
Administrative services fee	551,840
Independent Trustees' compensation	100,015
Custodian fee	1,875,516
Shareholder communications	245,244
Audit and tax fees	281,158
Legal fees	44,249
Miscellaneous	272,287
Total expenses	$78,497,774
Fees paid indirectly	(490)
Reduction of expenses by investment adviser and distributor	(955,874)
Net expenses	$77,541,410
Net investment income (loss)	$78,615,737
29

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $2,206,004 country tax)	$298,241,699
Affiliated issuers	2,291
Foreign currency	(329,434)
Net realized gain (loss)	$297,914,556
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $918,831 decrease in deferred country tax)	$854,948,249
Affiliated issuers	47,821,790
Translation of assets and liabilities in foreign currencies	(247,075)
Net unrealized gain (loss)	$902,522,964
Net realized and unrealized gain (loss)	$1,200,437,520
Change in net assets from operations	$1,279,053,257
See Notes to Financial Statements
30

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/21	9/30/20
Change in net assets
From operations
Net investment income (loss)	$78,615,737	$45,549,752
Net realized gain (loss)	297,914,556	276,632,618
Net unrealized gain (loss)	902,522,964	93,081,912
Change in net assets from operations	$1,279,053,257	$415,264,282
Total distributions to shareholders	$(294,377,309)	$(200,001,992)
Change in net assets from fund share transactions	$446,999,628	$(420,485,944)
Total change in net assets	$1,431,675,576	$(205,223,654)
Net assets
At beginning of period	6,781,372,483	6,986,596,137
At end of period	$8,213,048,059	$6,781,372,483
See Notes to Financial Statements
31

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$33.91	$32.56	$35.00	$33.42	$29.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.13	$0.29	$0.22	$0.20(c)
Net realized and unrealized gain (loss)	5.80	2.09	(0.82)	2.22	4.54
Total from investment operations	$6.07	$2.22	$(0.53)	$2.44	$4.74
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.35)	$(0.20)	$(0.28)	$(0.36)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.39)	$(0.87)	$(1.91)	$(0.86)	$(0.66)
Net asset value, end of period (x)	$38.59	$33.91	$32.56	$35.00	$33.42
Total return (%) (r)(s)(t)(x)	18.25	6.83	(0.85)	7.40	16.69(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.29	1.29	1.30	1.33(c)
Expenses after expense reductions (f)	1.27	1.28	1.28	1.29	1.30(c)
Net investment income (loss)	0.73	0.39	0.90	0.62	0.68(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$885,605	$871,605	$1,015,817	$1,163,703	$1,224,654
See Notes to Financial Statements
32

Financial Highlights – continued
Class B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$32.73	$31.42	$33.86	$32.36	$28.40
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.13)	$0.04	$(0.05)	$(0.02)(c)
Net realized and unrealized gain (loss)	5.62	2.02	(0.77)	2.16	4.41
Total from investment operations	$5.58	$1.89	$(0.73)	$2.11	$4.39
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$—	$(0.03)	$(0.13)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.36)	$(0.58)	$(1.71)	$(0.61)	$(0.43)
Net asset value, end of period (x)	$36.95	$32.73	$31.42	$33.86	$32.36
Total return (%) (r)(s)(t)(x)	17.37	6.03	(1.57)	6.59	15.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.04	2.04	2.05	2.07(c)
Expenses after expense reductions (f)	2.02	2.03	2.03	2.03	2.05(c)
Net investment income (loss)	(0.11)	(0.43)	0.12	(0.14)	(0.06)(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$5,180	$5,875	$9,834	$13,212	$15,120

Class C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$32.06	$30.80	$33.24	$31.78	$27.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.12)	$0.03	$(0.08)	$(0.01)(c)
Net realized and unrealized gain (loss)	5.52	1.98	(0.76)	2.15	4.32
Total from investment operations	$5.47	$1.86	$(0.73)	$2.07	$4.31
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$—	$(0.03)	$(0.16)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.36)	$(0.60)	$(1.71)	$(0.61)	$(0.46)
Net asset value, end of period (x)	$36.17	$32.06	$30.80	$33.24	$31.78
Total return (%) (r)(s)(t)(x)	17.39	6.04	(1.60)	6.58	15.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.04	2.04	2.04	2.07(c)
Expenses after expense reductions (f)	2.02	2.03	2.03	2.03	2.05(c)
Net investment income (loss)	(0.14)	(0.40)	0.10	(0.25)	(0.04)(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$30,413	$42,312	$60,916	$84,044	$152,036
See Notes to Financial Statements
33

Financial Highlights – continued
Class I	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$35.02	$33.59	$36.06	$34.41	$30.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.18	$0.39	$0.32	$0.32(c)
Net realized and unrealized gain (loss)	6.02	2.21	(0.86)	2.27	4.63
Total from investment operations	$6.37	$2.39	$(0.47)	$2.59	$4.95
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.44)	$(0.29)	$(0.36)	$(0.44)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.48)	$(0.96)	$(2.00)	$(0.94)	$(0.74)
Net asset value, end of period (x)	$39.91	$35.02	$33.59	$36.06	$34.41
Total return (%) (r)(s)(t)(x)	18.54	7.12	(0.62)	7.65	16.98(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.04	1.05	1.07(c)
Expenses after expense reductions (f)	1.02	1.03	1.03	1.04	1.05(c)
Net investment income (loss)	0.91	0.55	1.18	0.87	1.03(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$1,235,625	$1,230,970	$2,049,197	$2,094,665	$1,876,295
See Notes to Financial Statements
34

Financial Highlights – continued
Class R1	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$31.16	$30.01	$32.44	$31.03	$27.32
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.13)	$0.04	$(0.07)	$(0.01)(c)
Net realized and unrealized gain (loss)	5.34	1.94	(0.76)	2.09	4.21
Total from investment operations	$5.32	$1.81	$(0.72)	$2.02	$4.20
Less distributions declared to shareholders
From net investment income	$—	$(0.14)	$—	$(0.03)	$(0.19)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.36)	$(0.66)	$(1.71)	$(0.61)	$(0.49)
Net asset value, end of period (x)	$35.12	$31.16	$30.01	$32.44	$31.03
Total return (%) (r)(s)(t)(x)	17.41	6.03	(1.61)	6.59	15.79(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.04	2.04	2.05	2.07(c)
Expenses after expense reductions (f)	2.02	2.03	2.03	2.04	2.05(c)
Net investment income (loss)	(0.07)	(0.45)	0.14	(0.21)	(0.02)(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$1,658	$1,622	$2,320	$2,471	$3,928

Class R2	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$32.92	$31.63	$34.02	$32.51	$28.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.01	$0.22	$0.12	$0.13(c)
Net realized and unrealized gain (loss)	5.65	2.07	(0.81)	2.17	4.41
Total from investment operations	$5.80	$2.08	$(0.59)	$2.29	$4.54
Less distributions declared to shareholders
From net investment income	$—	$(0.27)	$(0.09)	$(0.20)	$(0.29)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.36)	$(0.79)	$(1.80)	$(0.78)	$(0.59)
Net asset value, end of period (x)	$37.36	$32.92	$31.63	$34.02	$32.51
Total return (%) (r)(s)(t)(x)	17.95	6.58	(1.10)	7.13	16.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.54	1.55	1.57(c)
Expenses after expense reductions (f)	1.52	1.53	1.53	1.54	1.55(c)
Net investment income (loss)	0.42	0.03	0.71	0.35	0.46(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$24,443	$24,546	$43,493	$48,630	$52,892
See Notes to Financial Statements
35

Financial Highlights – continued
Class R3	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$33.58	$32.25	$34.69	$33.14	$29.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.13	$0.29	$0.20	$0.22(c)
Net realized and unrealized gain (loss)	5.72	2.08	(0.83)	2.21	4.48
Total from investment operations	$6.01	$2.21	$(0.54)	$2.41	$4.70
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.36)	$(0.19)	$(0.28)	$(0.37)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.40)	$(0.88)	$(1.90)	$(0.86)	$(0.67)
Net asset value, end of period (x)	$38.19	$33.58	$32.25	$34.69	$33.14
Total return (%) (r)(s)(t)(x)	18.25	6.86	(0.88)	7.39	16.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.29	1.29	1.30	1.32(c)
Expenses after expense reductions (f)	1.27	1.28	1.28	1.29	1.30(c)
Net investment income (loss)	0.78	0.42	0.92	0.58	0.73(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$201,807	$142,713	$132,789	$146,726	$174,621
See Notes to Financial Statements
36

Financial Highlights – continued
Class R4	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$33.89	$32.54	$35.00	$33.43	$29.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.21	$0.36	$0.31	$0.29(c)
Net realized and unrealized gain (loss)	5.84	2.10	(0.82)	2.21	4.52
Total from investment operations	$6.16	$2.31	$(0.46)	$2.52	$4.81
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.44)	$(0.29)	$(0.37)	$(0.44)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.48)	$(0.96)	$(2.00)	$(0.95)	$(0.74)
Net asset value, end of period (x)	$38.57	$33.89	$32.54	$35.00	$33.43
Total return (%) (r)(s)(t)(x)	18.56	7.10	(0.61)	7.65	16.98(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.04	1.05	1.07(c)
Expenses after expense reductions (f)	1.02	1.03	1.03	1.04	1.05(c)
Net investment income (loss)	0.85	0.66	1.14	0.87	0.96(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$182,567	$260,005	$276,550	$318,571	$330,370
See Notes to Financial Statements
37

Financial Highlights – continued
Class R6	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$35.06	$33.64	$36.11	$34.45	$30.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.28	$0.44	$0.37	$0.35(c)
Net realized and unrealized gain (loss)	6.02	2.13	(0.87)	2.27	4.64
Total from investment operations	$6.44	$2.41	$(0.43)	$2.64	$4.99
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.47)	$(0.33)	$(0.40)	$(0.48)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.53)	$(0.99)	$(2.04)	$(0.98)	$(0.78)
Net asset value, end of period (x)	$39.97	$35.06	$33.64	$36.11	$34.45
Total return (%) (r)(s)(t)(x)	18.74	7.20	(0.47)	7.79	17.10(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.92	0.92	0.93	0.96(c)
Expenses after expense reductions (f)	0.89	0.91	0.91	0.92	0.94(c)
Net investment income (loss)	1.08	0.84	1.34	1.02	1.13(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$5,635,101	$4,191,916	$3,385,991	$2,654,886	$2,131,042
See Notes to Financial Statements
38

Financial Highlights – continued
Class 529A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$33.28	$31.97	$34.42	$32.89	$28.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.13	$0.29	$0.22	$0.22(c)
Net realized and unrealized gain (loss)	5.71	2.05	(0.83)	2.18	4.44
Total from investment operations	$5.95	$2.18	$(0.54)	$2.40	$4.66
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.35)	$(0.20)	$(0.29)	$(0.37)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.40)	$(0.87)	$(1.91)	$(0.87)	$(0.67)
Net asset value, end of period (x)	$37.83	$33.28	$31.97	$34.42	$32.89
Total return (%) (r)(s)(t)(x)	18.24	6.84	(0.88)	7.41	16.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.34	1.34	1.36	1.42(c)
Expenses after expense reductions (f)	1.28	1.29	1.29	1.29	1.30(c)
Net investment income (loss)	0.66	0.42	0.91	0.64	0.74(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$9,749	$8,460	$8,131	$8,529	$7,540

Class 529B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$31.48	$30.11	$32.70	$31.15	$27.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.09	$0.05	$0.20	$0.08(c)
Net realized and unrealized gain (loss)	5.42	1.94	(0.77)	2.08	4.22
Total from investment operations	$5.62	$2.03	$(0.72)	$2.28	$4.30
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.14)	$(0.16)	$(0.15)	$(0.36)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.41)	$(0.66)	$(1.87)	$(0.73)	$(0.66)
Net asset value, end of period (x)	$35.69	$31.48	$30.11	$32.70	$31.15
Total return (%) (r)(s)(t)(x)	18.21	6.75	(1.55)	7.43	16.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.38	1.97	1.31	1.79(c)
Expenses after expense reductions (f)	1.32	1.37	1.95	1.27	1.71(c)
Net investment income (loss)	0.59	0.29	0.17	0.62	0.30(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$82	$149	$209	$269	$297
See Notes to Financial Statements
39

Financial Highlights – continued
Class 529C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$30.89	$29.71	$32.15	$30.78	$27.08
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.12)	$0.03	$(0.06)	$(0.02)(c)
Net realized and unrealized gain (loss)	5.30	1.90	(0.76)	2.06	4.18
Total from investment operations	$5.24	$1.78	$(0.73)	$2.00	$4.16
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$—	$(0.05)	$(0.16)
From net realized gain	(1.36)	(0.52)	(1.71)	(0.58)	(0.30)
Total distributions declared to shareholders	$(1.36)	$(0.60)	$(1.71)	$(0.63)	$(0.46)
Net asset value, end of period (x)	$34.77	$30.89	$29.71	$32.15	$30.78
Total return (%) (r)(s)(t)(x)	17.30	5.99	(1.66)	6.56	15.75(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.09	2.09	2.11	2.17(c)
Expenses after expense reductions (f)	2.07	2.08	2.08	2.08	2.10(c)
Net investment income (loss)	(0.19)	(0.40)	0.09	(0.20)	(0.08)(c)
Portfolio turnover	11	25	14	21	17
Net assets at end of period (000 omitted)	$817	$1,200	$1,350	$1,686	$2,020

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
40

Notes to Financial Statements
(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting
41

Notes to Financial Statements  - continued
requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally
42

Notes to Financial Statements  - continued
relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$51,837,945	$2,686,862,818	$—	$2,738,700,763
United Kingdom	108,552,660	996,530,910	—	1,105,083,570
Germany	369,875,808	182,226,404	—	552,102,212
Australia	32,212,009	325,980,882	—	358,192,891
Switzerland	—	256,767,223	—	256,767,223
France	20,057,062	214,369,728	—	234,426,790
India	95,647,936	125,828,703	—	221,476,639
Hong Kong	20,190,406	190,666,709	—	210,857,115
Netherlands	—	209,551,006	—	209,551,006
Other Countries	864,027,887	1,383,258,963	—	2,247,286,850
Mutual Funds	63,548,913	—	—	63,548,913
Total	$1,625,950,626	$6,572,043,346	$—	$8,197,993,972
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
43

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $72,571,606. The fair value of the fund's investment securities on loan and a related liability of $17,568,508 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $59,143,252 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities
44

Notes to Financial Statements  - continued
will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/21	Year ended 9/30/20
Ordinary income (including any short-term capital gains)	$30,813,285	$91,000,636
Long-term capital gains	263,564,024	109,001,356
Total distributions	$294,377,309	$200,001,992
45

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/21
Cost of investments	$5,727,809,214
Gross appreciation	2,888,070,419
Gross depreciation	(417,885,661)
Net unrealized appreciation (depreciation)	$2,470,184,758
Undistributed ordinary income	146,321,822
Undistributed long-term capital gain	199,824,599
Other temporary differences	(2,088,931)
Total distributable earnings (loss)	$2,814,242,248
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/21	Year ended 9/30/20
Class A	$34,439,503	$26,406,418
Class B	226,041	169,796
Class C	1,691,213	1,112,066
Class I	49,800,067	56,642,556
Class R1	63,826	50,392
Class R2	985,810	1,025,511
Class R3	5,729,175	3,792,677
Class R4	10,931,144	7,982,678
Class R6	190,105,108	102,569,301
Class 529A	353,468	220,057
Class 529B	5,468	4,469
Class 529C	46,486	26,071
Total	$294,377,309	$200,001,992
46

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended September 30, 2021, this management fee reduction amounted to $951,702, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.84% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27,802 and $3,343 for the year ended September 30, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
47

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,324,054
Class B	0.75%	0.25%	1.00%	1.00%	56,415
Class C	0.75%	0.25%	1.00%	1.00%	363,252
Class R1	0.75%	0.25%	1.00%	1.00%	16,848
Class R2	0.25%	0.25%	0.50%	0.50%	128,779
Class R3	—	0.25%	0.25%	0.25%	452,947
Class 529A	—	0.25%	0.25%	0.21%	24,023
Class 529B	0.75%	0.25%	1.00%	0.25%	307
Class 529C	0.75%	0.25%	1.00%	1.00%	9,533
Total Distribution and Service Fees					$3,376,158
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2021, this rebate amounted to $651, $4, $1, $21, $3,490, and $5 for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended September 30, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitation contained in the Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2021, were as follows:
Amount
Class A	$326
Class B	2,714
Class C	1,435
Class 529B	—
Class 529C	40
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services
48

Notes to Financial Statements  - continued
provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2021, were as follows:
Fee
Class 529A	$4,805
Class 529B	61
Class 529C	476
Total Program Manager Fees	$5,342
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2021, the fee was $211,964, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,554,910.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.0070% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $9,286,886.
49

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended September 30, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,029,394,765 and $878,220,467, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,633,368	$60,461,808	2,600,496	$80,931,701
Class B	70	2,445	776	24,640
Class C	19,171	670,704	59,247	1,820,573
Class I	4,466,640	176,060,527	6,380,843	208,231,953
Class R1	7,224	248,475	21,545	652,024
Class R2	87,614	3,181,716	197,296	6,106,880
Class R3	2,418,020	88,308,082	1,422,289	43,337,490
Class R4	923,114	34,339,882	1,497,904	46,286,463
Class R6	27,999,530	1,071,646,468	29,655,893	937,470,504
Class 529A	42,151	1,534,486	24,909	766,176
Class 529C	2,414	82,279	6,241	184,586
	37,599,316	$1,436,536,872	41,867,439	$1,325,812,990
Shares issued to shareholders in reinvestment of distributions
Class A	852,189	$30,389,063	702,847	$23,784,330
Class B	6,527	224,197	5,133	168,651
Class C	49,239	1,655,408	31,749	1,022,005
Class I	1,273,747	46,886,629	1,416,222	49,397,834
Class R1	1,955	63,826	1,611	50,392
Class R2	28,076	971,154	29,051	956,353
Class R3	162,346	5,729,175	113,163	3,792,099
Class R4	291,429	10,366,130	223,643	7,550,198
Class R6	4,773,203	175,749,343	2,760,920	96,328,499
Class 529A	9,862	344,770	6,624	220,057
Class 529B	166	5,468	142	4,469
Class 529C	1,437	46,486	840	26,071
	7,450,176	$272,431,649	5,291,945	$183,300,958
50

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,243,494)	$(197,696,673)	(8,798,044)	$(276,566,703)
Class B	(45,929)	(1,630,289)	(139,435)	(4,169,126)
Class C	(547,318)	(19,016,756)	(748,840)	(22,693,596)
Class I	(9,935,921)	(381,178,465)	(33,644,188)	(1,035,097,460)
Class R1	(14,029)	(479,802)	(48,405)	(1,510,330)
Class R2	(207,156)	(7,529,035)	(855,674)	(27,203,886)
Class R3	(1,546,835)	(57,369,357)	(1,401,881)	(44,428,680)
Class R4	(4,153,168)	(154,392,635)	(2,547,593)	(80,193,139)
Class R6	(11,326,477)	(440,173,690)	(13,531,532)	(436,269,431)
Class 529A	(48,527)	(1,776,855)	(31,618)	(1,008,514)
Class 529B	(2,588)	(87,821)	(2,336)	(69,535)
Class 529C	(19,215)	(637,515)	(13,662)	(389,492)
	(33,090,657)	$(1,261,968,893)	(61,763,208)	$(1,929,599,892)
Net change
Class A	(2,757,937)	$(106,845,802)	(5,494,701)	$(171,850,672)
Class B	(39,332)	(1,403,647)	(133,526)	(3,975,835)
Class C	(478,908)	(16,690,644)	(657,844)	(19,851,018)
Class I	(4,195,534)	(158,231,309)	(25,847,123)	(777,467,673)
Class R1	(4,850)	(167,501)	(25,249)	(807,914)
Class R2	(91,466)	(3,376,165)	(629,327)	(20,140,653)
Class R3	1,033,531	36,667,900	133,571	2,700,909
Class R4	(2,938,625)	(109,686,623)	(826,046)	(26,356,478)
Class R6	21,446,256	807,222,121	18,885,281	597,529,572
Class 529A	3,486	102,401	(85)	(22,281)
Class 529B	(2,422)	(82,353)	(2,194)	(65,066)
Class 529C	(15,364)	(508,750)	(6,581)	(178,835)
	11,958,835	$446,999,628	(14,603,824)	$(420,485,944)
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Effective at the close of business on November 29, 2019, purchases of the fund are closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 47%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the
51

Notes to Financial Statements  - continued
MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2021, the fund’s commitment fee and interest expense were $31,166 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Forterra PLC	$34,998,369	$—	$—	$—	$22,297,927	$57,296,296
MFS Institutional Money Market Portfolio	41,803,333	2,056,206,788	2,052,029,717	2,291	(2,290)	45,980,405
Midland Holdings Ltd.	3,894,052	—	—	—	2,643,192	6,537,244
PCA Corp.	5,948,002	13,849,544	—	—	2,813,297	22,610,843
Ridley Corp. NPV	12,438,203	—	—	—	8,055,404	20,493,607
T. Hasegawa Co. Ltd.	53,547,491	9,112,734	—	—	12,014,260	74,674,485
	$152,629,450	$2,079,169,066	$2,052,029,717	$2,291	$47,821,790	$227,592,880

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Forterra PLC	$1,270,185	$—
MFS Institutional Money Market Portfolio	106,698	—
Midland Holdings Ltd.	439,753	—
PCA Corp.	93,768	—
Ridley Corp. NPV	—	—
T. Hasegawa Co. Ltd.	1,284,412	—
	$3,194,816	$—
52

Notes to Financial Statements  - continued
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
53

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust V) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 12, 2021
55

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
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Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Peter Fruzzetti Jose Luis Garcia Lionel Gomez Robert Lau Sandeep Mehta Nicholas Spratt
60

Board Review of Investment Advisory Agreement
MFS International New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
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Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information
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Board Review of Investment Advisory Agreement - continued
provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
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Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
64

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
65

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $310,838,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $169,549,689. The fund intends to pass through foreign tax credits of $15,490,238 for the fiscal year.
66

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
67

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
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68

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Annual Report
September 30, 2021
MFS®  Research Fund
MFR-ANN

MFS® Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though Fed policymakers expect the price hikes will prove transitory.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China's property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
November 12, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.9%
Alphabet, Inc., “A”	5.1%
Amazon.com, Inc.	4.6%
Apple, Inc.	3.0%
Facebook, Inc., “A”	2.9%
Visa, Inc., “A”	2.1%
Adobe Systems, Inc.	1.9%
JPMorgan Chase & Co.	1.9%
salesforce.com, inc.	1.7%
Danaher Corp.	1.7%
Global equity sectors (k)
Technology	33.1%
Financial Services	14.4%
Health Care	13.0%
Consumer Cyclicals	12.8%
Capital Goods	12.7%
Energy	5.1%
Consumer Staples	4.6%
Telecommunications/Cable Television (s)	3.1%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended September 30, 2021, Class A shares of the MFS Research Fund (fund) provided a total return of 26.85%, at net asset value. This compares with a return of 30.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy has been buffeted by an array of crosscurrents as it adjusts to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative ones included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth has slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipate a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, a number of central banks in emerging markets have already tightened policy and the US Federal Reserve has indicated it will likely reduce the pace of its asset purchases before the end of 2021. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain easy policies. Sovereign bond yields moved higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education has increased market volatility as has stress in China's highly-leveraged property development sector. Trade relations between the United States and China remain quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continue to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the consumer cyclicals sector was a primary detractor from performance relative to the S&P 500 Index, led by the fund's overweight position in merchandise stores operator Dollar General.
Stock selection in the capital goods sector also held back relative returns. There were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
Individual stocks in other sectors that hindered relative returns included the fund's overweight positions in global banking and payment technologies provider Fidelity National Information Services, electronic payment services company Global Payments, customer information software manager salesforce.com and real estate investment trust SBA Communications, which owns and operates wireless infrastructure. The stock price of Fidelity National Information Services depreciated during the period as the
3

Management Review - continued
company tempered its margin expectations due to higher sales incentives, reinvestments and onboarding costs related to several large new deals. The timing of the fund's ownership in shares of global financial services firm JPMorgan Chase, and not holding shares of computer graphics processor maker NVIDIA, integrated oil and gas company Exxon Mobil and diversified financial services firm Wells Fargo, also weakened relative performance. The stock price of JPMorgan Chase appreciated during the period as the company delivered solid earnings per share and revenue results, driven by strong capital market revenues, net interest income growth and lower loan loss provisions.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection in the financial services sector contributed to relative performance, led by the fund's overweight positions in financial services providers Charles Schwab and Goldman Sachs(h) and not holding shares of debit and credit transaction processing company MasterCard. The stock price of Charles Schwab advanced during the period as the company reported earnings results above consensus estimates, driven by higher asset management revenue and lower expenses.
Elsewhere, the fund's overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials, oil and gas company ConocoPhillips and technology company Alphabet supported relative returns. The stock price of Applied Materials advanced as the company reported solid revenue results and provided favorable guidance, driven by stronger-than-anticipated semiconductor and services sales. The fund's holdings of software development company Atlassian(b) and software engineering solutions and technology services provider EPAM Systems(b)(h), and not holding shares of household products maker Procter & Gamble and telecommunications services provider Verizon Communications, also benefited relative performance.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 9/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 9/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	26.85%	16.16%	15.86%
B	9/07/93	25.91%	15.29%	14.99%
C	1/03/94	25.90%	15.29%	14.99%
I	1/02/97	27.16%	16.45%	16.15%
R1	4/01/05	25.92%	15.29%	14.99%
R2	10/31/03	26.53%	15.87%	15.57%
R3	4/01/05	26.85%	16.15%	15.85%
R4	4/01/05	27.16%	16.46%	16.15%
R6	5/01/06	27.25%	16.53%	16.23%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	30.00%	16.90%	16.63%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	19.56%	14.79%	15.17%
B With CDSC (Declining over six years from 4% to 0%) (v)	21.91%	15.06%	14.99%
C With CDSC (1% for 12 months) (v)	24.90%	15.29%	14.99%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored,
6

Performance Summary  - continued
endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2021 through September 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Expenses Paid During Period (p) 4/01/21-9/30/21
A	Actual	0.77%	$1,000.00	$1,089.93	$4.03
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
B	Actual	1.52%	$1,000.00	$1,085.76	$7.95
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
C	Actual	1.52%	$1,000.00	$1,085.92	$7.95
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
I	Actual	0.52%	$1,000.00	$1,091.32	$2.73
	Hypothetical (h)	0.52%	$1,000.00	$1,022.46	$2.64
R1	Actual	1.52%	$1,000.00	$1,086.08	$7.95
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
R2	Actual	1.03%	$1,000.00	$1,088.78	$5.39
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
R3	Actual	0.77%	$1,000.00	$1,090.02	$4.03
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
R4	Actual	0.52%	$1,000.00	$1,091.45	$2.73
	Hypothetical (h)	0.52%	$1,000.00	$1,022.46	$2.64
R6	Actual	0.45%	$1,000.00	$1,091.86	$2.36
	Hypothetical (h)	0.45%	$1,000.00	$1,022.81	$2.28
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
9

Portfolio of Investments
9/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 3.4%
Honeywell International, Inc.	442,730	$ 93,982,724
Howmet Aerospace, Inc.	889,070	27,738,984
L3Harris Technologies, Inc.	252,497	55,609,939
Northrop Grumman Corp.	107,512	38,720,447
Raytheon Technologies Corp.	846,477	72,763,163
		$288,815,257
Alcoholic Beverages – 0.5%
Constellation Brands, Inc., “A”	196,408	$ 41,381,202
Apparel Manufacturers – 1.1%
NIKE, Inc., “B”	653,954	$ 94,973,739
Biotechnology – 1.2%
Illumina, Inc. (a)	94,073	$ 38,156,950
Vertex Pharmaceuticals, Inc. (a)	327,147	59,341,194
		$97,498,144
Broadcasting – 0.2%
Discovery Communications, Inc., “C” (a)	694,509	$ 16,855,733
Brokerage & Asset Managers – 2.0%
Cboe Global Markets, Inc.	347,243	$ 43,009,518
Charles Schwab Corp.	1,742,096	126,894,273
		$169,903,791
Business Services – 4.3%
Accenture PLC, “A”	354,593	$ 113,441,393
Cognizant Technology Solutions Corp., “A”	539,725	40,052,992
Fidelity National Information Services, Inc.	640,550	77,942,124
Fiserv, Inc. (a)	720,788	78,205,498
Global Payments, Inc.	351,607	55,406,231
Thoughtworks Holding, Inc. (a)	70,051	2,011,164
		$367,059,402
Cable TV – 1.4%
Cable One, Inc.	23,384	$ 42,398,232
Charter Communications, Inc., “A” (a)	109,757	79,854,803
		$122,253,035
Chemicals – 0.3%
FMC Corp.	289,137	$ 26,473,384
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 12.4%
Adobe Systems, Inc. (a)	285,817	$ 164,550,563
Atlassian Corp. PLC, “A” (a)	169,343	66,284,237
Cadence Design Systems, Inc. (a)	547,463	82,907,797
Microsoft Corp. (s)	2,085,593	587,970,379
salesforce.com, inc. (a)	542,702	147,191,636
		$ 1,048,904,612
Computer Software - Systems – 4.8%
Apple, Inc.	1,778,588	$ 251,670,202
Constellation Software, Inc.	38,098	62,414,426
NICE Systems Ltd., ADR (a)	155,373	44,132,147
TransUnion	458,382	51,480,882
		$409,697,657
Construction – 2.7%
AvalonBay Communities, Inc., REIT	105,242	$ 23,325,837
AZEK Co., Inc. (a)	715,176	26,125,379
Masco Corp.	774,585	43,028,197
Otis Worldwide Corp.	591,299	48,652,081
Sherwin-Williams Co.	189,175	52,917,923
Vulcan Materials Co.	224,955	38,053,388
		$232,102,805
Consumer Products – 1.2%
Colgate-Palmolive Co.	705,615	$ 53,330,382
Kimberly-Clark Corp.	341,385	45,213,029
		$98,543,411
Electrical Equipment – 1.7%
Johnson Controls International PLC	1,066,042	$ 72,576,139
Sensata Technologies Holding PLC (a)	338,922	18,545,812
TE Connectivity Ltd.	183,101	25,125,119
Vertiv Holdings Co.	1,116,917	26,906,531
		$143,153,601
Electronics – 3.0%
Applied Materials, Inc.	715,721	$ 92,134,764
Lam Research Corp.	107,819	61,365,184
NXP Semiconductors N.V.	521,492	102,144,638
		$255,644,586
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 2.0%
ConocoPhillips	1,134,115	$ 76,858,974
Diamondback Energy, Inc.	270,581	25,615,903
Pioneer Natural Resources Co.	270,992	45,122,878
Valero Energy Corp.	349,061	24,633,235
		$172,230,990
Food & Beverages – 2.2%
Hostess Brands, Inc. (a)	1,516,368	$ 26,339,312
Mondelez International, Inc.	1,027,025	59,752,315
Oatly Group AB, ADR (a)	915,598	13,843,842
PepsiCo, Inc.	578,893	87,071,296
		$187,006,765
Food & Drug Stores – 1.2%
Wal-Mart Stores, Inc.	695,640	$ 96,958,303
Gaming & Lodging – 0.5%
Penn National Gaming, Inc. (a)	171,088	$ 12,397,037
Wyndham Hotels & Resorts, Inc.	410,669	31,699,540
		$44,096,577
General Merchandise – 0.9%
Dollar General Corp.	348,450	$ 73,920,183
Health Maintenance Organizations – 1.4%
Cigna Corp.	372,595	$ 74,578,615
Humana, Inc.	110,460	42,985,509
		$117,564,124
Insurance – 3.0%
Aon PLC	480,839	$ 137,409,361
Chubb Ltd.	430,789	74,733,276
Reinsurance Group of America, Inc.	323,243	35,964,016
Willis Towers Watson PLC	32,772	7,618,179
		$255,724,832
Internet – 8.0%
Alphabet, Inc., “A” (a)(s)	160,941	$ 430,278,982
Facebook, Inc., “A” (a)	727,877	247,034,175
		$677,313,157
Leisure & Toys – 1.0%
Electronic Arts, Inc.	605,373	$ 86,114,309
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.8%
Ingersoll Rand, Inc. (a)	1,382,163	$ 69,674,837
PACCAR, Inc.	214,320	16,914,134
Roper Technologies, Inc.	150,257	67,034,156
		$153,623,127
Major Banks – 4.4%
JPMorgan Chase & Co.	987,117	$ 161,581,182
Morgan Stanley	1,207,733	117,524,498
PNC Financial Services Group, Inc.	495,394	96,918,882
		$376,024,562
Medical & Health Technology & Services – 1.9%
ICON PLC (a)	262,742	$ 68,843,659
Laboratory Corp. of America Holdings (a)	164,013	46,159,819
McKesson Corp.	224,409	44,742,666
		$159,746,144
Medical Equipment – 5.0%
Becton, Dickinson and Co.	257,588	$ 63,320,282
Boston Scientific Corp. (a)	1,771,165	76,850,849
Danaher Corp.	468,397	142,598,783
Medtronic PLC	753,142	94,406,350
STERIS PLC	246,411	50,336,839
		$427,513,103
Natural Gas - Pipeline – 0.4%
Enterprise Products Partners LP	1,655,565	$ 35,826,427
Network & Telecom – 0.6%
Equinix, Inc., REIT	62,844	$ 49,654,930
Other Banks & Diversified Financials – 3.9%
Northern Trust Corp.	515,083	$ 55,531,098
Truist Financial Corp.	1,609,817	94,415,767
Visa, Inc., “A”	815,768	181,712,322
		$331,659,187
Pharmaceuticals – 3.6%
Eli Lilly & Co.	355,438	$ 82,123,950
Johnson & Johnson	446,258	72,070,667
Merck & Co., Inc.	1,200,113	90,140,488
Zoetis, Inc.	311,108	60,398,507
		$304,733,612
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 1.2%
Canadian Pacific Railway Ltd.	911,284	$ 59,297,250
Kansas City Southern Co.	142,001	38,431,151
		$97,728,401
Real Estate – 1.1%
Extra Space Storage, Inc., REIT	288,989	$ 48,547,262
STORE Capital Corp., REIT	1,363,710	43,679,631
		$92,226,893
Restaurants – 1.5%
Starbucks Corp.	812,055	$ 89,577,787
Wendy's Co.	1,535,880	33,297,878
		$122,875,665
Specialty Chemicals – 1.6%
Air Products & Chemicals, Inc.	165,524	$ 42,392,352
Axalta Coating Systems Ltd. (a)	1,399,941	40,864,278
DuPont de Nemours, Inc.	781,437	53,129,901
		$136,386,531
Specialty Stores – 6.5%
Amazon.com, Inc. (a)(s)	119,193	$ 391,553,773
Farfetch Ltd., “A” (a)	462,857	17,347,880
Home Depot, Inc.	279,759	91,833,689
Ross Stores, Inc.	442,282	48,142,396
		$548,877,738
Telecommunications - Wireless – 1.9%
SBA Communications Corp., REIT	301,738	$ 99,745,531
T-Mobile USA, Inc. (a)	461,344	58,941,309
		$158,686,840
Tobacco – 0.7%
Philip Morris International, Inc.	651,780	$ 61,782,226
Utilities - Electric Power – 2.6%
American Electric Power Co., Inc.	373,589	$ 30,327,955
Duke Energy Corp.	605,865	59,126,365
NextEra Energy, Inc.	777,496	61,048,986
PG&E Corp. (a)	2,588,441	24,849,034
Southern Co.	758,977	47,033,805
		$222,386,145
Total Common Stocks (Identified Cost, $4,864,537,845)		$8,403,921,130
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $90,355,775)	90,355,775	$ 90,355,775
Securities Sold Short – (0.3)%
Telecommunications - Wireless – (0.3)%
Crown Castle International Corp., REIT (Proceeds Received, $9,666,704)	(116,649)	$ (20,217,605)

Other Assets, Less Liabilities – 0.1%		8,217,144
Net Assets – 100.0%		$8,482,276,444

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $90,355,775 and $8,403,921,130, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At September 30, 2021, the fund had cash collateral of $180,798 and other liquid securities with an aggregate value of $57,026,281 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 9/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $4,864,537,845)	$8,403,921,130
Investments in affiliated issuers, at value (identified cost, $90,355,775)	90,355,775
Cash	16,619
Deposits with brokers for
Securities sold short	180,798
Receivables for
Fund shares sold	10,309,025
Interest and dividends	6,001,261
Other assets	3,547
Total assets	$8,510,788,155
Liabilities
Payables for
Securities sold short, at value (proceeds received, $9,666,704)	$20,217,605
Fund shares reacquired	6,571,524
Payable to affiliates
Investment adviser	196,000
Administrative services fee	3,089
Shareholder servicing costs	1,176,680
Distribution and service fees	25,514
Payable for independent Trustees' compensation	18,140
Accrued expenses and other liabilities	303,159
Total liabilities	$28,511,711
Net assets	$8,482,276,444
Net assets consist of
Paid-in capital	$4,526,388,402
Total distributable earnings (loss)	3,955,888,042
Net assets	$8,482,276,444
Shares of beneficial interest outstanding	142,544,613
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,536,574,979	26,192,945	$58.66
Class B	12,047,019	232,068	51.91
Class C	68,140,037	1,324,646	51.44
Class I	4,577,918,994	75,709,857	60.47
Class R1	3,415,613	67,856	50.34
Class R2	43,862,222	779,267	56.29
Class R3	43,493,337	748,318	58.12
Class R4	16,259,709	276,917	58.72
Class R6	2,180,564,534	37,212,739	58.60

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $62.24 [100 / 94.25 x $58.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 9/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$88,919,013
Other	274,163
Income on securities loaned	212,675
Dividends from affiliated issuers	36,436
Foreign taxes withheld	(247,247)
Total investment income	$89,195,040
Expenses
Management fee	$32,621,157
Distribution and service fees	4,766,965
Shareholder servicing costs	4,637,881
Administrative services fee	551,840
Independent Trustees' compensation	99,203
Custodian fee	262,264
Shareholder communications	181,064
Audit and tax fees	58,360
Legal fees	43,758
Dividend and interest expense on securities sold short	1,076,082
Interest expense and fees	32,021
Miscellaneous	303,713
Total expenses	$44,634,308
Fees paid indirectly	(81)
Reduction of expenses by distributor	(15,624)
Net expenses	$44,618,603
Net investment income (loss)	$44,576,437
18

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$428,504,399
Securities sold short	(796,289)
Foreign currency	2,119
Net realized gain (loss)	$427,710,229
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,312,578,930
Securities sold short	(5,105,863)
Translation of assets and liabilities in foreign currencies	429
Net unrealized gain (loss)	$1,307,473,496
Net realized and unrealized gain (loss)	$1,735,183,725
Change in net assets from operations	$1,779,760,162
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/21	9/30/20
Change in net assets
From operations
Net investment income (loss)	$44,576,437	$55,505,186
Net realized gain (loss)	427,710,229	351,966,796
Net unrealized gain (loss)	1,307,473,496	398,521,518
Change in net assets from operations	$1,779,760,162	$805,993,500
Total distributions to shareholders	$(353,381,538)	$(231,258,947)
Change in net assets from fund share transactions	$478,783,631	$104,049,057
Total change in net assets	$1,905,162,255	$678,783,610
Net assets
At beginning of period	6,577,114,189	5,898,330,579
At end of period	$8,482,276,444	$6,577,114,189
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$48.66	$44.50	$46.73	$43.26	$38.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.33	$0.37	$0.35	$0.33(c)
Net realized and unrealized gain (loss)	12.41	5.52	1.90	6.83	6.15
Total from investment operations	$12.61	$5.85	$2.27	$7.18	$6.48
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)	$(0.28)	$(0.46)	$(0.38)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.61)	$(1.69)	$(4.50)	$(3.71)	$(2.10)
Net asset value, end of period (x)	$58.66	$48.66	$44.50	$46.73	$43.26
Total return (%) (r)(s)(t)(x)	26.85	13.46	6.46	17.51	17.46(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.80	0.82	0.82(c)
Expenses after expense reductions (f)	0.78	0.78	0.79	0.81	0.82(c)
Net investment income (loss)	0.37	0.72	0.89	0.81	0.82(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$1,536,575	$1,290,401	$1,452,740	$1,456,897	$2,643,928
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.77	0.77	0.80	0.81(c)
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$43.39	$39.84	$42.40	$39.55	$35.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.01)	$0.05	$0.03	$0.03(c)
Net realized and unrealized gain (loss)	11.04	4.93	1.66	6.21	5.64
Total from investment operations	$10.85	$4.92	$1.71	$6.24	$5.67
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.05)	$(0.14)	$(0.10)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.33)	$(1.37)	$(4.27)	$(3.39)	$(1.82)
Net asset value, end of period (x)	$51.91	$43.39	$39.84	$42.40	$39.55
Total return (%) (r)(s)(t)(x)	25.91	12.61	5.63	16.65	16.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.55	1.57	1.57(c)
Expenses after expense reductions (f)	1.53	1.54	1.54	1.56	1.57(c)
Net investment income (loss)	(0.39)	(0.03)	0.14	0.06	0.07(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$12,047	$13,373	$17,765	$21,445	$22,131
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.52	1.52	1.55	1.56(c)
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$43.02	$39.53	$42.05	$39.27	$35.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.01)	$0.05	$0.01	$0.03(c)
Net realized and unrealized gain (loss)	10.94	4.90	1.65	6.17	5.60
Total from investment operations	$10.75	$4.89	$1.70	$6.18	$5.63
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$—	$(0.15)	$(0.12)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.33)	$(1.40)	$(4.22)	$(3.40)	$(1.84)
Net asset value, end of period (x)	$51.44	$43.02	$39.53	$42.05	$39.27
Total return (%) (r)(s)(t)(x)	25.90	12.62	5.64	16.62	16.61(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55	1.55	1.57	1.57(c)
Expenses after expense reductions (f)	1.53	1.54	1.55	1.56	1.57(c)
Net investment income (loss)	(0.38)	(0.03)	0.13	0.03	0.07(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$68,140	$70,785	$71,371	$78,122	$133,255
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.53	1.53	1.55	1.56(c)
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$50.09	$45.74	$48.03	$44.35	$39.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.45	$0.49	$0.50	$0.44(c)
Net realized and unrealized gain (loss)	12.77	5.70	1.93	6.99	6.29
Total from investment operations	$13.12	$6.15	$2.42	$7.49	$6.73
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.46)	$(0.49)	$(0.56)	$(0.47)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.74)	$(1.80)	$(4.71)	$(3.81)	$(2.19)
Net asset value, end of period (x)	$60.47	$50.09	$45.74	$48.03	$44.35
Total return (%) (r)(s)(t)(x)	27.16	13.76	6.68	17.83	17.74(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.55	0.55	0.57	0.57(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.57(c)
Net investment income (loss)	0.62	0.97	1.13	1.09	1.07(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$4,577,919	$3,492,027	$2,835,696	$2,752,743	$1,065,739
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.53	0.53	0.56	0.56(c)
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$42.14	$38.72	$41.37	$38.69	$34.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.02)	$0.04	$0.03	$0.02(c)
Net realized and unrealized gain (loss)	10.71	4.81	1.60	6.06	5.52
Total from investment operations	$10.53	$4.79	$1.64	$6.09	$5.54
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.07)	$(0.16)	$(0.12)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.33)	$(1.37)	$(4.29)	$(3.41)	$(1.84)
Net asset value, end of period (x)	$50.34	$42.14	$38.72	$41.37	$38.69
Total return (%) (r)(s)(t)(x)	25.92	12.62	5.62	16.64	16.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.55	1.57	1.57(c)
Expenses after expense reductions (f)	1.53	N/A	N/A	N/A	1.57(c)
Net investment income (loss)	(0.39)	(0.04)	0.12	0.07	0.07(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$3,416	$3,596	$4,187	$4,947	$4,189
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.53	1.53	1.56	1.56(c)
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$46.78	$42.85	$45.23	$41.97	$37.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.20	$0.25	$0.24	$0.22(c)
Net realized and unrealized gain (loss)	11.92	5.33	1.82	6.60	5.98
Total from investment operations	$11.98	$5.53	$2.07	$6.84	$6.20
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.26)	$(0.23)	$(0.33)	$(0.28)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.47)	$(1.60)	$(4.45)	$(3.58)	$(2.00)
Net asset value, end of period (x)	$56.29	$46.78	$42.85	$45.23	$41.97
Total return (%) (r)(s)(t)(x)	26.53	13.19	6.18	17.21	17.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.05	1.07	1.07(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	1.07(c)
Net investment income (loss)	0.12	0.47	0.63	0.56	0.57(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$43,862	$19,726	$21,738	$21,137	$26,054
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.02	1.03	1.03	1.06	1.06(c)
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$48.23	$44.12	$46.46	$43.02	$38.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.32	$0.37	$0.36	$0.33(c)
Net realized and unrealized gain (loss)	12.29	5.48	1.86	6.77	6.11
Total from investment operations	$12.49	$5.80	$2.23	$7.13	$6.44
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.35)	$(0.35)	$(0.44)	$(0.37)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.60)	$(1.69)	$(4.57)	$(3.69)	$(2.09)
Net asset value, end of period (x)	$58.12	$48.23	$44.12	$46.46	$43.02
Total return (%) (r)(s)(t)(x)	26.85	13.46	6.44	17.50	17.46(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.80	0.82	0.82(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.82(c)
Net investment income (loss)	0.37	0.72	0.88	0.81	0.83(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$43,493	$40,434	$44,941	$45,930	$45,780
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.78	0.78	0.81	0.81(c)
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$48.71	$44.53	$46.88	$43.31	$38.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.43	$0.47	$0.43	$0.43(c)
Net realized and unrealized gain (loss)	12.40	5.55	1.88	6.88	6.16
Total from investment operations	$12.74	$5.98	$2.35	$7.31	$6.59
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.46)	$(0.48)	$(0.49)	$(0.47)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.73)	$(1.80)	$(4.70)	$(3.74)	$(2.19)
Net asset value, end of period (x)	$58.72	$48.71	$44.53	$46.88	$43.31
Total return (%) (r)(s)(t)(x)	27.16	13.76	6.69	17.84	17.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55	0.57	0.57(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.57(c)
Net investment income (loss)	0.62	0.97	1.13	0.97	1.08(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$16,260	$14,246	$16,869	$17,148	$49,141
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.53	0.53	0.56	0.56(c)
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$48.62	$44.44	$46.82	$43.33	$38.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.47	$0.50	$0.51	$0.46(c)
Net realized and unrealized gain (loss)	12.37	5.53	1.86	6.83	6.16
Total from investment operations	$12.75	$6.00	$2.36	$7.34	$6.62
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.48)	$(0.52)	$(0.60)	$(0.51)
From net realized gain	(2.33)	(1.34)	(4.22)	(3.25)	(1.72)
Total distributions declared to shareholders	$(2.77)	$(1.82)	$(4.74)	$(3.85)	$(2.23)
Net asset value, end of period (x)	$58.60	$48.62	$44.44	$46.82	$43.33
Total return (%) (r)(s)(t)(x)	27.25	13.85	6.75	17.92	17.86(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.48	0.48	0.48	0.49(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.49(c)
Net investment income (loss)	0.68	1.04	1.19	1.15	1.16(c)
Portfolio turnover	26	36	32	33	38
Net assets at end of period (000 omitted)	$2,180,565	$1,632,527	$1,433,024	$1,441,866	$1,393,491
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.45	0.46	0.46	0.47	0.47(c)

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
30

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
31

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$8,403,921,130	$—	$—	$8,403,921,130
Mutual Funds	90,355,775	—	—	90,355,775
Total	$8,494,276,905	$—	$—	$8,494,276,905
Securities Sold Short	$(20,217,605)	$—	$—	$(20,217,605)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2021, this expense amounted to $1,076,082. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
32

Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
33

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/21	Year ended 9/30/20
Ordinary income (including any short-term capital gains)	$58,736,825	$71,259,895
Long-term capital gains	294,644,713	159,999,052
Total distributions	$353,381,538	$231,258,947
34

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/21
Cost of investments	$4,962,952,952
Gross appreciation	3,568,496,576
Gross depreciation	(57,390,228)
Net unrealized appreciation (depreciation)	$3,511,106,348
Undistributed ordinary income	79,310,771
Undistributed long-term capital gain	349,730,737
Other temporary differences	15,740,186
Total distributable earnings (loss)	$3,955,888,042
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/21	Year ended 9/30/20
Class A	$67,772,858	$54,649,668
Class B	678,032	588,792
Class C	3,758,024	2,470,790
Class I	184,417,277	111,319,986
Class R1	154,178	140,647
Class R2	965,562	824,722
Class R3	2,113,247	1,734,371
Class R4	792,558	684,330
Class R6	92,729,802	58,845,641
Total	$353,381,538	$231,258,947
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%
The management fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.42% of the fund's average daily net assets.
35

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $96,259 for the year ended September 30, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,652,824
Class B	0.75%	0.25%	1.00%	1.00%	131,986
Class C	0.75%	0.25%	1.00%	1.00%	716,757
Class R1	0.75%	0.25%	1.00%	1.00%	32,861
Class R2	0.25%	0.25%	0.50%	0.50%	123,113
Class R3	—	0.25%	0.25%	0.25%	109,424
Total Distribution and Service Fees					$4,766,965
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2021, this rebate amounted to $15,596, $3, $20, and $5 for Class A, Class B, Class C, and Class R1, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2021, were as follows:
Amount
Class A	$2,729
Class B	5,747
Class C	4,983
36

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2021, the fee was $465,842, which equated to 0.0060% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,172,039.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.0071% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $726 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,646 at September 30, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $4,441,887. The sales transactions resulted in net realized gains (losses) of $675,451.
37

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2021, this reimbursement amounted to $273,434, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2021, purchases and sales of investments, other than short sales and short-term obligations, aggregated $2,104,902,865 and $1,964,883,129, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,313,253	$71,287,336	2,146,837	$94,779,226
Class B	3,231	160,404	2,808	105,101
Class C	188,990	9,089,790	360,794	14,082,771
Class I	23,675,631	1,305,128,456	23,413,170	1,067,432,087
Class R1	2,812	132,274	5,829	224,965
Class R2	506,350	28,710,716	111,513	4,718,386
Class R3	106,727	5,598,895	223,615	9,797,456
Class R4	40,205	2,171,262	91,918	3,958,285
Class R6	4,722,739	266,568,742	4,459,462	193,327,059
	30,559,938	$1,688,847,875	30,815,946	$1,388,425,336
Shares issued to shareholders in reinvestment of distributions
Class A	1,254,465	$62,535,102	1,111,543	$50,199,664
Class B	15,181	673,937	14,312	579,770
Class C	82,820	3,642,408	58,284	2,341,264
Class I	3,558,639	182,487,033	2,376,892	110,264,003
Class R1	3,583	154,178	3,574	140,647
Class R2	20,034	960,037	18,326	797,170
Class R3	42,787	2,113,247	38,748	1,734,371
Class R4	14,773	735,552	14,365	648,021
Class R6	1,825,081	90,651,764	1,277,717	57,497,281
	6,817,363	$343,953,258	4,913,761	$224,202,191
38

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,891,567)	$(156,164,737)	(9,390,942)	$(424,020,468)
Class B	(94,521)	(4,570,173)	(154,851)	(6,093,574)
Class C	(592,574)	(28,172,778)	(579,017)	(22,979,229)
Class I	(21,243,735)	(1,177,600,668)	(18,063,926)	(819,703,317)
Class R1	(23,864)	(1,066,978)	(32,199)	(1,290,411)
Class R2	(168,829)	(8,821,278)	(215,438)	(9,175,266)
Class R3	(239,523)	(12,837,540)	(442,642)	(19,888,632)
Class R4	(70,543)	(3,744,743)	(192,636)	(8,923,401)
Class R6	(2,915,000)	(161,038,607)	(4,401,221)	(196,504,172)
	(28,240,156)	$(1,554,017,502)	(33,472,872)	$(1,508,578,470)
Net change
Class A	(323,849)	$(22,342,299)	(6,132,562)	$(279,041,578)
Class B	(76,109)	(3,735,832)	(137,731)	(5,408,703)
Class C	(320,764)	(15,440,580)	(159,939)	(6,555,194)
Class I	5,990,535	310,014,821	7,726,136	357,992,773
Class R1	(17,469)	(780,526)	(22,796)	(924,799)
Class R2	357,555	20,849,475	(85,599)	(3,659,710)
Class R3	(90,009)	(5,125,398)	(180,279)	(8,356,805)
Class R4	(15,565)	(837,929)	(86,353)	(4,317,095)
Class R6	3,632,820	196,181,899	1,335,958	54,320,168
	9,137,145	$478,783,631	2,256,835	$104,049,057
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 8%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
39

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2021, the fund’s commitment fee and interest expense were $30,077 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$67,432,432	$841,248,524	$818,325,181	$—	$—	$90,355,775

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$36,436	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
41

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 12, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
46

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall
47

Board Review of Investment Advisory Agreement
MFS Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
48

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
49

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
50

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
51

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $351,801,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 89.91% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
53

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
54

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
56

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2021
MFS®  Total Return Fund
MTR-ANN

MFS® Total Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though Fed policymakers expect the price hikes will prove transitory.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China's property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
November 12, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Notes, 1.375%, 1/31/2025	2.8%
U.S. Treasury Notes, 0.375%, 11/30/2025	2.6%
UMBS, TBA, 2%, 30 year	2.3%
Goldman Sachs Group, Inc.	2.3%
Microsoft Corp.	2.2%
Comcast Corp., “A”	1.9%
JPMorgan Chase & Co.	1.8%
Johnson & Johnson	1.6%
Charles Schwab Corp.	1.6%
Bank of America Corp.	1.5%
Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	1.6%
A	3.4%
BBB	9.1%
BB	0.2%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	10.4%
Federal Agencies	11.1%
Not Rated (o)	0.0%
Non-Fixed Income	59.0%
Cash & Cash Equivalents	0.8%
GICS equity sectors (g)
Financials	15.3%
Health Care	9.5%
Industrials	8.5%
Information Technology	8.1%
Consumer Staples	5.0%
Communication Services	3.7%
Utilities	2.2%
Consumer Discretionary	2.1%
Materials	1.8%
Energy	1.6%
Convertible Debt	0.9%
Real Estate	0.3%

Portfolio Composition - continued
Fixed income sectors (i)
Investment Grade Corporates	12.2%
Mortgage-Backed Securities	11.1%
U.S. Treasury Securities	10.4%
Commercial Mortgage-Backed Securities	2.5%
Collateralized Debt Obligations	2.5%
Asset-Backed Securities	0.5%
Emerging Markets Bonds	0.4%
Municipal Bonds	0.3%
High Yield Corporates	0.2%
Non-U.S. Government Bonds	0.1%
U.S. Government Agencies (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Portfolio Composition - continued
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2021, Class A shares of the MFS Total Return Fund (fund) provided a total return of 19.02%, at net asset value. This compares with a return of 30.00% and -0.90% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 16.92%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Over the past year, the global economy has been buffeted by an array of crosscurrents as it adjusts to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative ones included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth has slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipate a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, a number of central banks in emerging markets have already tightened policy and the US Federal Reserve has indicated it will likely reduce the pace of its asset purchases before the end of 2021. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain easy policies. Sovereign bond yields moved higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education has increased market volatility as has stress in China's highly-leveraged property development sector. Trade relations between the United States and China remain quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continue to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Within the equity portion of the fund, both stock selection and an underweight position in the communication services sector detracted from performance relative to the S&P 500 Index. Within this sector, the fund's underweight position in technology company Alphabet weighed on relative returns as the stock price rose steadily throughout the reporting period. Alphabet reported strong advertising sales across both search and YouTube, and robust growth in its cloud services business, which appeared to have buoyed investor sentiment.

Management Review - continued
Security selection and an overweight position in the health care sector also dampened relative performance. Here, the fund's overweight positions in pharmaceutical company Merck & Co. and diversified medical products manufacturer Johnson & Johnson held back relative returns. The stock price of Merck & Co. ended the period lower as the company announced it would stop development of a COVID-19 vaccine. Additionally, investors appeared to have favored pro-cyclical, risk-on areas of the market as global economies generally began to reopen, which also pressured the stock.
An overweight position in the consumer staples sector further hindered relative returns, led by the fund's holdings of global food company Nestle(b) (Switzerland). Although the stock price of Nestle rose during the period, it underperformed broader equity markets as the company experienced weak sales in its food service channels to restaurants and airports. Furthermore, higher costs, which are expected to negatively impact profits, led management to lower its full-year margins guidance. Generally, many consumer staples stocks, including Nestle, underperformed during the reporting period as investors appeared to have favored cyclical stocks.
Individual stocks in other sectors that also weakened relative returns included the fund's overweight positions in railroad and freight transportation services provider Union Pacific, home improvement products manufacturer Masco and global banking and payment technologies provider Fidelity National Information Services. Holding shares of utility company PG&E(b), and not holding shares of computer graphics processor maker NVIDIA and integrated oil and gas company Exxon Mobil, also hurt relative results.
Within the fixed income portion of the fund, yield curve(y) positioning was a primary factor that detracted from the fund's performance relative to the Bloomberg Index.
Contributors to Performance
Within the equity portion of the fund, an overweight position and stock selection in the financials sector lifted performance relative to the S&P 500 Index. Here, the fund's overweight positions in financial services firms Goldman Sachs, Charles Schwab, JPMorgan Chase, Bank of America and Truist Financial aided relative returns. The stock price of Goldman Sachs rose as the company reported strong financial results that benefited from higher capital market revenue, solid investment banking fees and growth in its consumer & wealth management division.
Both security selection and an underweight position in the consumer discretionary sector also contributed to relative performance. Within this sector, the fund's avoidance of internet retailer Amazon.com benefited relative returns. The stock price of Amazon.com lagged broader equity markets as the company experienced weaker-than-expected online store revenue growth, as more markets reopened from the pandemic, and as the acceptance of COVID-19 vaccines improved mobility trends in many economies. Additionally, the company's long-time CEO, Jeff Bezos, announced his transition away from operating the company and into an executive chair position, which may have further pressured the stock.
Stock selection in the information technology sector supported relative performance, led by the timing of the fund’s underweight position in computer and personal electronics maker Apple(h). Although the share price of Apple climbed over the

Management Review - continued
reporting period as the company reported strong sales across all product lines and services, the stock underperformed broader equity markets as technology shares appeared to have lost momentum in the latter part of the reporting period.
Elsewhere, the fund's overweight positions in building controls and systems supplier Johnson Controls International and leading diversified industrial manufacturer Eaton (Ireland), as well as not holding shares of household products manufacturer Procter & Gamble, also aided relative results.
Within the fixed income portion of the fund, asset allocation decisions were a primary factor that contributed to performance relative to the Bloomberg Index. From a sector perspective, the fund's overweight allocation to the industrials sector and an underweight allocation to the treasury sector supported relative returns. From a quality perspective, the fund's overweight allocation to the “BBB” rated(r) credit quality segment aided relative results.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, and Henry Peabody
Note to Shareholders: Effective December 31, 2020, Brooks Taylor and Jonathan Sage are no longer Portfolio Managers of the fund. Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	19.02%	8.97%	9.72%	N/A
B	8/23/93	18.16%	8.15%	8.89%	N/A
C	8/01/94	18.22%	8.16%	8.89%	N/A
I	1/02/97	19.38%	9.25%	9.99%	N/A
R1	4/01/05	18.20%	8.15%	8.90%	N/A
R2	10/31/03	18.75%	8.70%	9.44%	N/A
R3	4/01/05	19.05%	8.96%	9.71%	N/A
R4	4/01/05	19.35%	9.25%	9.99%	N/A
R6	6/01/12	19.47%	9.32%	N/A	9.64%
529A	7/31/02	18.99%	8.93%	9.67%	N/A
529B	7/31/02	19.05%	8.50%	9.04%	N/A
529C	7/31/02	18.13%	8.10%	8.84%	N/A
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	30.00%	16.90%	16.63%	N/A
Bloomberg U.S. Aggregate Bond Index (f)	(0.90)%	2.94%	3.01%	N/A
MFS Total Return Blended Index (f)(w)	16.92%	11.43%	11.24%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	12.17%	7.69%	9.07%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	14.16%	7.86%	8.89%	N/A
C With CDSC (1% for 12 months) (v)	17.22%	8.16%	8.89%	N/A
529A With Initial Sales Charge (5.75%)	12.15%	7.65%	9.02%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	15.05%	8.21%	9.04%	N/A
529C With CDSC (1% for 12 months) (v)	17.13%	8.10%	8.84%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Performance Summary  - continued
(v)	Assuming redemption at the end of the applicable period.
(w)	As of September 30, 2021, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor's 500 Stock Index and 40% Bloomberg U.S. Aggregate Bond Index.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance Summary  - continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2021 through September 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2021 through September 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Expenses Paid During Period (p) 4/01/21-9/30/21
A	Actual	0.72%	$1,000.00	$1,041.36	$3.68
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
B	Actual	1.47%	$1,000.00	$1,037.59	$7.51
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
C	Actual	1.47%	$1,000.00	$1,037.89	$7.51
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
I	Actual	0.47%	$1,000.00	$1,043.19	$2.41
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R1	Actual	1.47%	$1,000.00	$1,037.87	$7.51
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
R2	Actual	0.97%	$1,000.00	$1,040.30	$4.96
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R3	Actual	0.72%	$1,000.00	$1,041.30	$3.68
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R4	Actual	0.47%	$1,000.00	$1,043.12	$2.41
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R6	Actual	0.39%	$1,000.00	$1,043.10	$2.00
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
529A	Actual	0.75%	$1,000.00	$1,041.35	$3.84
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
529B	Actual	0.74%	$1,000.00	$1,041.62	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
529C	Actual	1.51%	$1,000.00	$1,037.31	$7.71
	Hypothetical (h)	1.51%	$1,000.00	$1,017.50	$7.64
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from April 1, 2021 through September 30, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.51%, $7.73, and $7.64 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Expense Table - continued
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.02%, 0.01%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
9/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 57.9%
Aerospace & Defense – 2.4%
Honeywell International, Inc.	401,921	$ 85,319,790
L3Harris Technologies, Inc.	243,866	53,709,048
Lockheed Martin Corp.	71,640	24,722,964
Northrop Grumman Corp.	98,491	35,471,533
		$199,223,335
Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	126,881	$ 26,732,558
Diageo PLC	566,717	27,306,152
		$54,038,710
Automotive – 1.2%
Aptiv PLC (a)	92,275	$ 13,746,207
Lear Corp.	269,423	42,159,311
LKQ Corp. (a)	826,220	41,575,390
		$97,480,908
Biotechnology – 0.3%
Vertex Pharmaceuticals, Inc. (a)	139,820	$ 25,361,950
Broadcasting – 0.3%
Discovery Communications, Inc., “C” (a)	683,847	$ 16,596,967
Omnicom Group, Inc.	106,318	7,703,802
		$24,300,769
Brokerage & Asset Managers – 2.8%
BlackRock, Inc.	24,539	$ 20,579,878
Cboe Global Markets, Inc.	247,977	30,714,431
Charles Schwab Corp.	1,816,682	132,327,117
Invesco Ltd.	984,060	23,725,686
NASDAQ, Inc.	173,936	33,573,127
		$240,920,239
Business Services – 2.3%
Accenture PLC, “A”	161,849	$ 51,778,732
Amdocs Ltd.	423,330	32,050,314
Cognizant Technology Solutions Corp., “A”	351,510	26,085,557
Fidelity National Information Services, Inc.	387,176	47,111,576
Fiserv, Inc. (a)	373,561	40,531,369
		$197,557,548

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Cable TV – 1.9%
Comcast Corp., “A”	2,945,819	$ 164,759,657
Chemicals – 0.7%
3M Co.	49,853	$ 8,745,213
PPG Industries, Inc.	361,953	51,762,899
		$60,508,112
Computer Software – 2.6%
Microsoft Corp.	649,962	$ 183,237,287
Oracle Corp.	400,121	34,862,543
		$218,099,830
Construction – 1.7%
Masco Corp.	1,194,753	$ 66,368,529
Otis Worldwide Corp.	165,908	13,650,910
Stanley Black & Decker, Inc.	208,889	36,620,331
Vulcan Materials Co.	157,082	26,571,991
		$143,211,761
Consumer Products – 0.6%
Colgate-Palmolive Co.	381,799	$ 28,856,368
Kimberly-Clark Corp.	186,600	24,713,304
		$53,569,672
Consumer Services – 0.2%
Booking Holdings, Inc. (a)	5,555	$ 13,186,848
Electrical Equipment – 1.2%
Johnson Controls International PLC	1,483,127	$ 100,971,286
Electronics – 3.0%
Applied Materials, Inc.	335,307	$ 43,164,070
Intel Corp.	1,156,555	61,621,251
NXP Semiconductors N.V.	195,710	38,333,718
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	379,282	42,346,835
Texas Instruments, Inc.	341,934	65,723,134
		$251,189,008
Energy - Independent – 1.6%
ConocoPhillips	779,725	$ 52,841,963
Hess Corp.	525,569	41,052,195
Pioneer Natural Resources Co.	244,994	40,793,951
		$134,688,109

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.1%
Archer Daniels Midland Co.	502,032	$ 30,126,940
Danone S.A.	376,233	25,679,762
General Mills, Inc.	408,753	24,451,604
J.M. Smucker Co.	116,512	13,984,935
Mondelez International, Inc.	337,160	19,615,969
Nestle S.A.	339,813	40,885,928
PepsiCo, Inc.	159,521	23,993,554
		$178,738,692
Food & Drug Stores – 0.6%
Wal-Mart Stores, Inc.	380,095	$ 52,977,641
Health Maintenance Organizations – 1.3%
Cigna Corp.	553,398	$ 110,768,144
Insurance – 3.4%
Aon PLC	290,723	$ 83,079,912
Chubb Ltd.	442,883	76,831,343
Marsh & McLennan Cos., Inc.	108,885	16,488,455
Travelers Cos., Inc.	301,688	45,859,593
Willis Towers Watson PLC	284,931	66,235,060
		$288,494,363
Internet – 0.5%
Alphabet, Inc., “A” (a)	16,273	$ 43,506,191
Leisure & Toys – 0.3%
Electronic Arts, Inc.	193,621	$ 27,542,587
Machinery & Tools – 2.4%
Eaton Corp. PLC	768,176	$ 114,696,358
Ingersoll Rand, Inc. (a)	991,021	49,957,369
PACCAR, Inc.	326,179	25,742,047
Trane Technologies PLC	56,456	9,747,128
		$200,142,902
Major Banks – 6.9%
Bank of America Corp.	3,003,465	$ 127,497,089
Goldman Sachs Group, Inc.	505,988	191,278,644
JPMorgan Chase & Co.	918,152	150,292,301
Morgan Stanley	619,781	60,310,889
PNC Financial Services Group, Inc.	303,877	59,450,496
		$588,829,419

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 1.5%
ICON PLC (a)	93,976	$ 24,623,591
McKesson Corp.	247,726	49,391,610
Quest Diagnostics, Inc.	365,541	53,116,763
		$127,131,964
Medical Equipment – 2.8%
Becton, Dickinson and Co.	101,508	$ 24,952,696
Danaher Corp.	264,095	80,401,082
Medtronic PLC	707,659	88,705,056
Thermo Fisher Scientific, Inc.	73,490	41,987,042
		$236,045,876
Metals & Mining – 0.2%
Rio Tinto PLC	216,577	$ 14,299,744
Other Banks & Diversified Financials – 2.2%
Northern Trust Corp.	248,861	$ 26,829,704
Truist Financial Corp.	1,870,215	109,688,110
U.S. Bancorp	793,872	47,187,752
		$183,705,566
Pharmaceuticals – 3.6%
Bayer AG	220,548	$ 12,029,105
Johnson & Johnson	862,558	139,303,117
Merck & Co., Inc.	1,369,763	102,882,899
Organon & Co.	453,304	14,863,838
Roche Holding AG	108,621	39,636,206
		$308,715,165
Railroad & Shipping – 0.9%
Union Pacific Corp.	397,313	$ 77,877,321
Real Estate – 0.3%
STORE Capital Corp., REIT	821,867	$ 26,324,400
Restaurants – 0.2%
Wendy's Co.	894,459	$ 19,391,871
Specialty Chemicals – 0.8%
Axalta Coating Systems Ltd. (a)	1,185,849	$ 34,614,932
DuPont de Nemours, Inc.	444,245	30,204,218
		$64,819,150
Specialty Stores – 0.5%
Home Depot, Inc.	141,229	$ 46,359,832

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 0.6%
T-Mobile USA, Inc. (a)	399,272	$ 51,010,991
Tobacco – 1.0%
Philip Morris International, Inc.	892,731	$ 84,621,971
Trucking – 0.2%
United Parcel Service, Inc., “B”	101,897	$ 18,555,444
Utilities - Electric Power – 2.2%
Duke Energy Corp.	638,095	$ 62,271,691
Exelon Corp.	712,502	34,442,347
PG&E Corp. (a)	2,794,380	26,826,048
Pinnacle West Capital Corp.	202,924	14,683,580
Southern Co.	816,200	50,579,914
		$188,803,580
Total Common Stocks (Identified Cost, $2,751,904,684)		$ 4,917,730,556
Bonds – 40.0%
Aerospace & Defense – 0.2%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$3,048,000	$ 3,290,027
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,837,000	1,989,594
L3Harris Technologies, Inc., 3.85%, 6/15/2023	6,859,000	7,226,679
Raytheon Technologies Corp., 4.125%, 11/16/2028	4,900,000	5,577,110
		$18,083,410
Apparel Manufacturers – 0.0%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$2,500,000	$ 2,736,232
Asset-Backed & Securitized – 5.4%
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.676% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	$7,806,564	$ 7,806,868
Arbor Realty Trust, Inc., CLO, 2020-FL1, “AS”, FLR, 1.564% (LIBOR - 1mo. + 1.4%), 2/15/2035 (n)	3,610,000	3,612,260
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 1.283% (LIBOR - 1mo. + 1.2%) 12/15/2035 (n)	6,771,500	6,771,500
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.684% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	1,950,000	1,951,219
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 1.685% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	5,818,000	5,814,399
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	10,151,500	10,141,348
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	11,630,000	11,721,986

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	$10,512,013	$ 10,505,726
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.685% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	1,689,318	1,847,962
BDS Ltd., 2019-FL4, “A”, FLR, 1.184% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	5,998,351	5,994,686
BPCRE Holder LLC, FLR, 0.934% (LIBOR - 1mo. + 0.85%), 2/15/2037 (n)	2,908,140	2,906,328
BSPRT Issuer Ltd., 2021-FL6, “AS”, FLR, 1.383% (LIBOR - 1mo. + 1.3%), 3/15/2036 (n)	17,122,500	17,079,848
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	4,525,539	4,545,510
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.383% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	16,816,500	16,816,542
CHCP 2021-FL1 Ltd., “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%) 2/15/2038 (n)	7,049,000	7,046,763
Columbia Cent CLO 28 Ltd., “A-2-R”, 1.825%, 11/07/2030 (n)	11,264,069	11,264,497
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	8,356,000	9,327,929
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	7,486,321
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	10,473,324
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	11,993,507
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	3,623,000	3,615,210
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,940,461
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.346% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	9,414,404	9,414,206
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 1.026% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	8,390,443	8,389,705
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 1.146% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	11,647,598	11,661,761
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	1,133,066	1,136,136
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	632,165	634,547
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	321,185	345,062
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	11,533,285
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	6,631,389	7,084,685

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	$13,361,337	$ 14,181,519
Ladder Capital Commercial Mortgage Securities LLC, “B”, FLR, 1.983% (LIBOR - 1mo. + 1.9%), 12/13/2038 (n)	7,490,000	7,487,686
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.833% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	16,915,500	16,915,492
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 0.934% (LIBOR - 3mo. + 0.8%), 1/18/2028 (n)	4,807,326	4,791,890
MF1 CLO Ltd., 2021-FL5, “AS”, FLR, 1.364% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	17,497,000	17,480,588
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	5,349,000	5,382,407
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 1.795% (LIBOR - 3mo. + 1.65%), 1/29/2030 (n)	12,682,806	12,683,250
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	4,195,516	4,617,975
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	3,903,759	4,265,996
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 1.476% (LIBOR - 3mo. + 1.35%), 10/15/2029 (n)	5,618,950	5,619,270
Neuberger Berman CLO XX, Ltd., 2015-20A, FLR, 1.298% (LIBOR - 3mo. + 1.16%), 7/15/2034 (n)	5,725,000	5,731,149
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 1.484% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	2,435,945	2,434,722
Oaktree CLO Ltd., 2019-1A, “BR”, FLR, 1.888% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	16,678,518	16,678,635
PFP III Ltd., 2021-7, “AS”, FLR, 1.233% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	12,525,375	12,478,517
Ready Capital Mortgage Financing LLC, 2021-FL5, FLR, 1.086% (LIBOR - 1mo. + 1%) 4/25/2038 (n)	10,100,000	10,097,273
Residential Funding Mortgage Securities, Inc., FGIC, 4.792%, 12/25/2035	153,364	152,405
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	4,984,000	5,066,033
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 1.284% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	16,676,500	16,676,500
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	8,990,000	10,070,088
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	30,000,000	33,016,794
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	7,465,644	7,892,226
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	7,967,000	8,158,343

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	$917,753	$ 919,070
Voya CLO Ltd., 2012-4A, “A2R3”, FLR, 1.541% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	6,439,259	6,439,697
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,930,017
		$461,031,123
Automotive – 0.6%
General Motors Co., 6.75%, 4/01/2046	$2,985,000	$ 4,256,586
Hyundai Capital America, 2.65%, 2/10/2025 (n)	3,063,000	3,181,612
Hyundai Capital America, 3%, 2/10/2027 (n)	6,244,000	6,567,064
Lear Corp., 3.8%, 9/15/2027	6,786,000	7,503,280
Lear Corp., 4.25%, 5/15/2029	2,537,000	2,838,096
Magna International, Inc., 2.45%, 6/15/2030	7,173,000	7,284,499
Stellantis N.V., 2.691%, 9/15/2031 (n)	2,649,000	2,623,286
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	12,752,000	13,633,288
		$47,887,711
Broadcasting – 0.1%
Walt Disney Co., 3.5%, 5/13/2040	$4,720,000	$ 5,210,939
Walt Disney Co., 3.6%, 1/13/2051	2,898,000	3,228,127
		$8,439,066
Brokerage & Asset Managers – 0.3%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$3,038,000	$ 3,475,545
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	6,958,000	6,881,594
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	2,066,000	1,944,244
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	4,047,000	4,109,301
Raymond James Financial, Inc., 4.95%, 7/15/2046	5,992,000	7,739,718
		$24,150,402
Building – 0.3%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$2,978,000	$ 3,629,063
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	2,501,000	2,750,955
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	730,000	743,159
Masco Corp., 2%, 2/15/2031	13,605,000	13,158,879
Vulcan Materials Co., 3.5%, 6/01/2030	1,246,000	1,367,859
		$21,649,915
Business Services – 0.9%
Equinix, Inc., 2.625%, 11/18/2024	$9,037,000	$ 9,463,878
Equinix, Inc., 1.8%, 7/15/2027	5,883,000	5,911,284
Experian Finance PLC, 4.25%, 2/01/2029 (n)	4,705,000	5,302,726

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Business Services – continued
Fiserv, Inc., 2.65%, 6/01/2030	$2,445,000	$ 2,501,838
Fiserv, Inc., 4.4%, 7/01/2049	4,754,000	5,692,175
Global Payments, Inc., 1.2%, 3/01/2026	7,558,000	7,481,437
IHS Markit Ltd., 3.625%, 5/01/2024	1,115,000	1,186,583
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	1,803,000	1,994,695
IHS Markit Ltd., 4%, 3/01/2026 (n)	5,470,000	6,018,149
IHS Markit Ltd., 4.25%, 5/01/2029	2,742,000	3,124,838
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031 (n)	7,167,000	7,233,708
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041 (n)	6,143,000	6,344,634
RELX Capital, Inc., 3%, 5/22/2030	2,015,000	2,139,135
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	5,676,000	5,579,687
Verisk Analytics, Inc., 4.125%, 3/15/2029	7,035,000	7,989,497
Western Union Co., 2.85%, 1/10/2025	1,860,000	1,950,092
		$79,914,356
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$4,865,000	$ 5,471,298
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	3,413,000	4,487,744
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	6,803,000	6,680,176
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,390,000	1,664,241
Comcast Corp., 2.8%, 1/15/2051	3,124,000	2,956,989
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	4,310,000	4,103,990
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	6,553,000	9,731,916
		$35,096,354
Chemicals – 0.1%
Sherwin-Williams Co., 2.3%, 5/15/2030	$5,104,000	$ 5,152,026
Sherwin-Williams Co., 4.5%, 6/01/2047	4,928,000	5,973,643
		$11,125,669
Computer Software – 0.1%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026	$5,400,000	$ 6,220,584
Microsoft Corp., 2.525%, 6/01/2050	5,955,000	5,730,239
		$11,950,823
Computer Software - Systems – 0.1%
Apple, Inc., 3.85%, 5/04/2043	$4,830,000	$ 5,643,088

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.4%
Carrier Global Corp., 3.377%, 4/05/2040	$10,528,000	$ 11,046,601
Roper Technologies, Inc., 4.2%, 9/15/2028	2,435,000	2,767,720
Roper Technologies, Inc., 2.95%, 9/15/2029	1,537,000	1,630,326
Roper Technologies, Inc., 2%, 6/30/2030	4,923,000	4,820,052
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	966,000	1,038,518
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	2,623,000	2,783,316
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	6,723,000	7,737,501
		$31,824,034
Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$5,870,000	$ 6,162,269
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$4,593,000	$ 5,459,427
Electronics – 0.3%
Broadcom, Inc., 4.15%, 11/15/2030	$1,833,000	$ 2,030,914
Broadcom, Inc., 4.3%, 11/15/2032	5,034,000	5,641,268
Broadcom, Inc., 3.469%, 4/15/2034 (n)	3,962,000	4,079,818
Broadcom, Inc., 3.187%, 11/15/2036 (n)	8,696,000	8,670,747
Intel Corp., 4.75%, 3/25/2050	6,881,000	8,991,365
		$29,414,112
Energy - Independent – 0.0%
Diamondback Energy, Inc., 4.4%, 3/24/2051	$1,158,000	$ 1,313,500
Energy - Integrated – 0.2%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$1,634,000	$ 1,861,219
Eni S.p.A., 4.75%, 9/12/2028 (n)	5,494,000	6,422,432
Total Capital International S.A., 3.127%, 5/29/2050	5,602,000	5,632,730
		$13,916,381
Financial Institutions – 0.3%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$1,093,000	$ 1,180,965
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	7,729,000	8,209,950
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	2,248,000	2,426,952
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	3,403,000	3,509,461
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	5,867,000	5,770,209
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,057,000	2,244,690
		$23,342,227
Food & Beverages – 0.6%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$9,558,000	$ 15,522,207
Constellation Brands, Inc., 3.5%, 5/09/2027	9,041,000	9,919,671
Diageo Capital PLC, 2.375%, 10/24/2029	8,369,000	8,616,236

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
General Mills, Inc., 4%, 4/17/2025	$6,879,000	$ 7,555,783
General Mills, Inc., 2.875%, 4/15/2030	1,416,000	1,488,275
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	1,157,000	1,246,045
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	2,366,000	2,651,106
PepsiCo, Inc., 3.5%, 3/19/2040	1,843,000	2,053,916
		$49,053,239
Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,014,000	$ 5,862,173
Las Vegas Sands Corp., 3.9%, 8/08/2029	2,905,000	2,961,110
Marriott International, Inc., 4%, 4/15/2028	5,953,000	6,539,342
Marriott International, Inc., 4.625%, 6/15/2030	6,716,000	7,672,785
Marriott International, Inc., 2.85%, 4/15/2031	23,000	23,294
Marriott International, Inc., 2.75%, 10/15/2033	5,250,000	5,133,299
		$28,192,003
Insurance – 0.0%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$2,277,000	$ 2,455,755
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039	$1,189,000	$ 1,312,733
Insurance - Property & Casualty – 0.4%
American International Group, Inc., 3.75%, 7/10/2025	$6,297,000	$ 6,854,415
Aon Corp., 3.75%, 5/02/2029	13,224,000	14,720,080
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	2,896,000	3,158,955
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	3,061,000	3,397,059
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	2,598,000	3,273,113
		$31,403,622
International Market Quasi-Sovereign – 0.1%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$10,140,000	$ 10,381,362
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$5,288,000	$ 5,675,287
CNH Industrial Capital LLC, 1.875%, 1/15/2026	1,459,000	1,478,655
		$7,153,942
Major Banks – 1.8%
Bank of America Corp., 3.004%, 12/20/2023	$1,671,000	$ 1,722,082
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	4,937,000	5,274,828
Bank of America Corp., 3.5%, 4/19/2026	8,221,000	8,976,722

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	$6,422,000	$ 6,199,915
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	1,292,000	1,321,103
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	19,575,000	20,146,975
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032	10,568,000	10,463,579
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2169	1,426,000	1,429,565
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	3,604,000	3,653,555
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	14,911,000	16,430,527
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR + 1.51%) to 10/15/2030	3,414,000	3,535,612
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	1,814,000	1,887,209
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	9,236,000	9,551,035
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	3,340,000	3,834,390
Morgan Stanley, 3.875%, 4/29/2024	5,957,000	6,427,365
Morgan Stanley, 4%, 7/23/2025	2,685,000	2,958,068
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	19,340,000	19,941,334
PNC Bank N.A., 2.7%, 10/22/2029	2,565,000	2,689,741
Royal Bank of Canada, 1.15%, 6/10/2025	8,937,000	8,953,998
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	1,315,000	1,395,052
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	12,248,000	11,916,666
		$148,709,321
Medical & Health Technology & Services – 0.6%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$944,000	$ 963,905
Alcon, Inc., 3.8%, 9/23/2049 (n)	4,513,000	5,013,831
Becton, Dickinson and Co., 4.669%, 6/06/2047	5,389,000	6,728,216
Cigna Corp., 3.2%, 3/15/2040	1,780,000	1,833,039
HCA, Inc., 4.125%, 6/15/2029	6,805,000	7,601,334
HCA, Inc., 5.125%, 6/15/2039	6,696,000	8,309,358
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	4,836,000	5,918,047
Northwell Healthcare, Inc., 3.979%, 11/01/2046	490,000	551,898
Northwell Healthcare, Inc., 4.26%, 11/01/2047	3,797,000	4,443,076

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	$3,907,000	$ 4,200,403
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	7,086,000	7,716,221
		$53,279,328
Medical Equipment – 0.2%
Boston Scientific Corp., 3.75%, 3/01/2026	$7,432,000	$ 8,176,716
Boston Scientific Corp., 2.65%, 6/01/2030	5,104,000	5,267,163
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	6,531,000	7,020,881
		$20,464,760
Metals & Mining – 0.3%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	$4,259,000	$ 5,140,289
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	8,665,000	8,607,035
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	3,717,000	3,928,126
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	5,444,000	5,329,558
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	2,292,000	2,305,706
		$25,310,714
Midstream – 0.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$5,846,000	$ 6,344,078
Enbridge, Inc., 2.5%, 1/15/2025	3,055,000	3,182,086
Enterprise Products Operating LLC, 4.2%, 1/31/2050	2,536,000	2,856,908
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	7,971,000	7,822,330
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,207,000	5,569,203
ONEOK, Inc., 4.95%, 7/13/2047	7,267,000	8,590,458
Plains All American Pipeline LP, 3.8%, 9/15/2030	6,093,000	6,504,853
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	6,594,000	7,580,533
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,665,000	1,919,096
Spectra Energy Partners LP, 3.375%, 10/15/2026	2,677,000	2,900,631
		$53,270,176
Mortgage-Backed – 11.1%
Fannie Mae, 2.73%, 4/01/2023	$585,048	$ 599,333
Fannie Mae, 2.41%, 5/01/2023	887,528	907,354
Fannie Mae, 2.55%, 5/01/2023	833,592	853,562
Fannie Mae, 2.62%, 5/01/2023	582,471	596,896
Fannie Mae, 5.25%, 8/01/2024	897,736	972,235
Fannie Mae, 5%, 3/25/2025 - 3/01/2042	6,011,403	6,803,860
Fannie Mae, 3.5%, 5/25/2025 - 7/01/2046	40,885,553	44,349,052
Fannie Mae, 2.7%, 7/01/2025	1,007,000	1,066,982
Fannie Mae, 4.54%, 7/01/2026	913,588	1,019,488
Fannie Mae, 2.556%, 12/25/2026	4,169,554	4,438,728
Fannie Mae, 3.95%, 1/01/2027	880,589	976,747
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	10,257,553	10,918,311

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	$1,888,905	$ 2,160,482
Fannie Mae, 2.5%, 11/01/2031	228,961	239,640
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	8,700,244	9,954,648
Fannie Mae, 3%, 2/25/2033 (i)	1,069,775	104,977
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	15,672,330	17,479,974
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	4,744,445	5,433,110
Fannie Mae, 3.25%, 5/25/2040	395,676	425,165
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	34,267,914	37,701,173
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	1,330,712	1,355,014
Fannie Mae, 4%, 7/25/2046 (i)	1,001,768	188,978
Fannie Mae, UMBS, 2.5%, 7/01/2040 - 7/01/2050	8,896,432	9,286,215
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	1,521,670	1,536,559
Freddie Mac, 2.791%, 1/25/2022	2,391,564	2,400,131
Freddie Mac, 2.51%, 11/25/2022	4,700,000	4,799,197
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,362,159
Freddie Mac, 3.32%, 2/25/2023	2,023,000	2,096,156
Freddie Mac, 3.25%, 4/25/2023	6,006,000	6,226,900
Freddie Mac, 3.06%, 7/25/2023	1,116,000	1,162,851
Freddie Mac, 3.458%, 8/25/2023	2,578,000	2,709,310
Freddie Mac, 1.018%, 4/25/2024 (i)	9,413,906	173,672
Freddie Mac, 0.634%, 7/25/2024 (i)	40,823,000	572,008
Freddie Mac, 0.732%, 7/25/2024 (i)	13,636,398	165,063
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	2,500,482	2,780,693
Freddie Mac, 0.428%, 8/25/2024 (i)	44,106,000	463,113
Freddie Mac, 0.519%, 8/25/2024 (i)	79,476,073	782,235
Freddie Mac, 3.064%, 8/25/2024	2,295,000	2,432,566
Freddie Mac, 0.476%, 10/25/2024 (i)	55,149,131	491,583
Freddie Mac, 3.171%, 10/25/2024	3,005,000	3,213,502
Freddie Mac, 0.4%, 11/25/2024 (i)	44,690,000	392,973
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,894,143
Freddie Mac, 3.329%, 5/25/2025	4,623,000	5,005,827
Freddie Mac, 3.01%, 7/25/2025	1,275,000	1,369,150
Freddie Mac, 3.151%, 11/25/2025	2,984,000	3,227,656
Freddie Mac, 3.5%, 12/01/2025 - 10/25/2058	23,944,068	25,850,545
Freddie Mac, 0.773%, 6/25/2027 (i)	39,273,000	1,442,918
Freddie Mac, 0.887%, 6/25/2027 (i)	12,663,951	483,595
Freddie Mac, 0.71%, 7/25/2027 (i)	33,945,276	1,040,311
Freddie Mac, 0.46%, 8/25/2027 (i)	27,934,000	576,876
Freddie Mac, 0.562%, 8/25/2027 (i)	17,912,154	423,300
Freddie Mac, 0.406%, 9/25/2027 (i)	30,183,000	543,360
Freddie Mac, 0.325%, 11/25/2027 (i)	47,333,000	630,272
Freddie Mac, 0.417%, 11/25/2027 (i)	33,795,275	549,660
Freddie Mac, 0.455%, 11/25/2027 (i)	30,100,901	575,635

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.371%, 12/25/2027 (i)	$29,308,000	$ 480,950
Freddie Mac, 0.413%, 12/25/2027 (i)	32,765,000	619,134
Freddie Mac, 0.493%, 12/25/2027 (i)	51,772,269	1,102,610
Freddie Mac, 3.65%, 2/25/2028	2,634,000	2,985,429
Freddie Mac, 3.9%, 4/25/2028	4,975,000	5,714,928
Freddie Mac, 3.926%, 7/25/2028	160,692	185,622
Freddie Mac, 1.218%, 7/25/2029 (i)	857,163	65,333
Freddie Mac, 1.268%, 8/25/2029 (i)	13,403,038	1,071,316
Freddie Mac, 1.914%, 4/25/2030 (i)	2,500,000	350,870
Freddie Mac, 1.984%, 4/25/2030 (i)	7,819,828	1,141,452
Freddie Mac, 1.765%, 5/25/2030 (i)	4,048,749	532,286
Freddie Mac, 1.905%, 5/25/2030 (i)	8,995,049	1,270,666
Freddie Mac, 1.436%, 6/25/2030 (i)	3,687,431	394,821
Freddie Mac, 1.704%, 8/25/2030 (i)	3,331,192	430,066
Freddie Mac, 1.262%, 9/25/2030 (i)	2,196,896	211,524
Freddie Mac, 1.172%, 11/25/2030 (i)	4,320,889	387,623
Freddie Mac, 0.423%, 1/25/2031 (i)	17,125,766	460,226
Freddie Mac, 0.873%, 1/25/2031 (i)	6,541,106	440,940
Freddie Mac, 1.026%, 1/25/2031 (i)	4,767,487	380,135
Freddie Mac, 0.625%, 3/25/2031 (i)	13,943,183	610,848
Freddie Mac, 0.836%, 3/25/2031 (i)	5,934,811	386,892
Freddie Mac, 1.333%, 5/25/2031 (i)	2,518,959	269,825
Freddie Mac, 0.937%, 7/25/2031 (i)	4,010,843	340,039
Freddie Mac, 0.437%, 11/25/2032 (i)	25,252,749	686,610
Freddie Mac, 3%, 2/15/2033 (i)	1,439,656	108,556
Freddie Mac, 6%, 3/01/2033 - 6/01/2037	1,828,247	2,121,789
Freddie Mac, 5%, 9/01/2033 - 7/01/2041	3,138,660	3,567,941
Freddie Mac, 5.5%, 12/01/2033 - 10/01/2035	1,874,046	2,156,585
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	991,216	1,119,118
Freddie Mac, 5.5%, 2/15/2036 (i)	205,067	37,328
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	18,219,308	19,779,402
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	31,129,860	33,334,312
Freddie Mac, 4.5%, 12/15/2040 (i)	189,553	18,308
Freddie Mac, 4%, 8/15/2044 (i)	265,868	31,000
Freddie Mac, UMBS, 5%, 7/01/2035 - 10/01/2035	384,180	438,449
Freddie Mac, UMBS, 6%, 1/01/2036 - 3/01/2036	147,824	167,151
Freddie Mac, UMBS, 2.5%, 8/01/2040	997,166	1,047,189
Freddie Mac, UMBS, 3%, 7/01/2050	320,898	343,760
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	1,847,932	2,169,684
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	1,411,527	1,634,303
Ginnie Mae, 4.5%, 7/15/2033 - 7/20/2049	6,205,420	6,825,623
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	484,661	558,335
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	3,993,815	4,384,785

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 3.5%, 12/15/2041 - 3/20/2048	$10,870,113	$ 11,712,312
Ginnie Mae, 3%, 4/20/2045 - 8/20/2051	31,410,039	32,991,673
Ginnie Mae, 2.5%, 6/20/2051 - 8/20/2051	29,215,738	30,164,660
Ginnie Mae, 0.557%, 2/16/2059 (i)	9,689,065	409,404
Ginnie Mae, TBA, 3.5%, 11/19/2050 - 10/15/2051	28,719,718	30,203,461
Ginnie Mae, TBA, 4%, 10/15/2051	5,050,000	5,359,015
Ginnie Mae, TBA, 2%, 10/21/2051	7,300,000	7,405,223
Ginnie Mae, TBA, 2.5%, 10/21/2051	12,900,000	13,316,734
Ginnie Mae, TBA, 3%, 10/21/2051	6,400,000	6,686,502
UMBS, TBA, 2%, 10/19/2036 - 12/13/2051	230,075,000	231,131,662
UMBS, TBA, 2.5%, 10/19/2036 - 11/10/2051	139,125,000	143,532,096
UMBS, TBA, 3%, 10/19/2036 - 11/10/2051	60,875,000	63,663,975
UMBS, TBA, 1.5%, 11/16/2036 - 12/16/2036	19,125,000	19,276,911
UMBS, TBA, 4%, 10/25/2051	1,050,000	1,124,956
		$938,548,190
Municipals – 0.3%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	$8,500,000	$ 10,890,247
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	5,815,000	9,492,876
State of Florida, “A”, 2.154%, 7/01/2030	4,514,000	4,563,145
		$24,946,268
Natural Gas - Distribution – 0.1%
NiSource, Inc., 2.95%, 9/01/2029	$4,669,000	$ 4,879,193
NiSource, Inc., 5.65%, 2/01/2045	2,282,000	3,130,368
		$8,009,561
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$8,334,000	$ 9,065,059
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	777,000	882,299
		$9,947,358
Network & Telecom – 0.4%
AT&T, Inc., 2.75%, 6/01/2031	$6,826,000	$ 7,008,935
AT&T, Inc., 3.65%, 9/15/2059	5,210,000	5,193,968
Verizon Communications, Inc., 2.1%, 3/22/2028	878,000	891,249
Verizon Communications, Inc., 3.15%, 3/22/2030	3,413,000	3,650,061
Verizon Communications, Inc., 2.55%, 3/21/2031	1,646,000	1,666,230
Verizon Communications, Inc., 4.272%, 1/15/2036	4,812,000	5,652,717
Verizon Communications, Inc., 4.812%, 3/15/2039	6,030,000	7,480,092
		$31,543,252

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oils – 0.3%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$3,338,000	$ 3,904,123
Phillips 66 Co., 2.15%, 12/15/2030	11,084,000	10,813,573
Valero Energy Corp., 4.9%, 3/15/2045	1,597,000	1,920,846
Valero Energy, Corp., 6.625%, 6/15/2037	6,797,000	9,178,667
		$25,817,209
Other Banks & Diversified Financials – 0.2%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$4,730,000	$ 4,974,399
Capital One Financial Corp., 3.75%, 3/09/2027	5,440,000	6,018,421
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	9,244,000	9,467,126
		$20,459,946
Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$3,824,000	$ 4,313,985
Republic Services, Inc., 1.45%, 2/15/2031	3,244,000	3,039,844
		$7,353,829
Real Estate - Office – 0.1%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$4,222,000	$ 4,215,991
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$567,000	$ 636,909
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	5,371,000	5,997,507
Realty Income Corp., REIT, 3.25%, 1/15/2031	1,870,000	2,029,253
		$8,663,669
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$6,827,000	$ 7,020,048
Amazon.com, Inc., 2.5%, 6/03/2050	5,163,000	4,835,419
Best Buy Co., Inc., 4.45%, 10/01/2028	6,509,000	7,490,297
Home Depot, Inc., 5.95%, 4/01/2041	1,440,000	2,057,488
Home Depot, Inc., 3.9%, 6/15/2047	3,505,000	4,124,262
		$25,527,514
Specialty Stores – 0.0%
TJX Cos., Inc., 3.875%, 4/15/2030	$1,474,000	$ 1,677,979
Telecommunications - Wireless – 0.5%
American Tower Corp., REIT, 3%, 6/15/2023	$2,827,000	$ 2,943,440
American Tower Corp., REIT, 3.6%, 1/15/2028	3,431,000	3,735,425
American Tower Corp., REIT, 3.1%, 6/15/2050	5,084,000	4,976,562
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	5,228,000	5,233,212
Crown Castle International Corp., 1.35%, 7/15/2025	2,267,000	2,277,697
Crown Castle International Corp., 3.65%, 9/01/2027	7,941,000	8,730,915

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
T-Mobile USA, Inc., 2.05%, 2/15/2028	$6,192,000	$ 6,241,536
T-Mobile USA, Inc., 4.5%, 4/15/2050	7,223,000	8,420,347
		$42,559,134
Telephone Services – 0.0%
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	$3,648,000	$ 3,884,270
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$5,241,000	$ 7,787,454
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$34,943	$ 35,918
Small Business Administration, 4.77%, 4/01/2024	108,617	112,238
Small Business Administration, 5.18%, 5/01/2024	180,610	188,757
Small Business Administration, 5.52%, 6/01/2024	100,363	104,625
Small Business Administration, 4.99%, 9/01/2024	191,028	198,032
Small Business Administration, 4.95%, 3/01/2025	177,849	184,768
		$824,338
U.S. Treasury Obligations – 10.4%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$5,140,000	$ 6,408,134
U.S. Treasury Bonds, 1.375%, 11/15/2040	15,000,000	13,474,219
U.S. Treasury Bonds, 2.875%, 5/15/2043	55,466,000	63,653,735
U.S. Treasury Bonds, 2.5%, 2/15/2045	5,313,000	5,737,625
U.S. Treasury Bonds, 3%, 11/15/2045	215,000	253,448
U.S. Treasury Bonds, 2.875%, 11/15/2046	14,148,000	16,387,916
U.S. Treasury Bonds, 3%, 2/15/2048	22,502,000	26,756,284
U.S. Treasury Bonds, 2.375%, 11/15/2049	118,700,000	126,336,676
U.S. Treasury Notes, 0.125%, 12/31/2022	76,000,000	75,976,250
U.S. Treasury Notes, 1.375%, 1/31/2025	231,500,000	237,332,714
U.S. Treasury Notes, 0.375%, 11/30/2025	225,000,000	220,702,149
U.S. Treasury Notes, 0.875%, 6/30/2026	84,600,000	84,302,579
U.S. Treasury Notes, 1.25%, 8/15/2031	4,996,100	4,875,101
		$882,196,830
Utilities - Electric Power – 0.9%
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050	$841,000	$ 1,016,775
Duke Energy Corp., 2.65%, 9/01/2026	1,449,000	1,528,558
Duke Energy Progress LLC, 3.45%, 3/15/2029	6,550,000	7,241,245
Enel Finance International N.V., 2.65%, 9/10/2024	2,783,000	2,916,061
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	5,515,000	6,594,797
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	2,724,261
Evergy, Inc., 2.9%, 9/15/2029	5,207,000	5,464,594
Exelon Corp., 4.05%, 4/15/2030	6,154,000	6,974,503
FirstEnergy Corp., 3.4%, 3/01/2050	3,479,000	3,344,571

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Georgia Power Co., 3.7%, 1/30/2050	$482,000	$ 514,014
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	4,141,000	4,560,349
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	2,958,000	3,030,180
Northern States Power Co., 2.6%, 6/01/2051	6,156,000	5,837,052
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	4,162,000	5,187,819
Pacific Gas & Electric Co., 2.1%, 8/01/2027	1,561,000	1,523,393
Pacific Gas & Electric Co., 3%, 6/15/2028	4,502,000	4,581,265
Pacific Gas & Electric Co., 3.3%, 8/01/2040	3,004,000	2,771,847
Xcel Energy, Inc., 3.4%, 6/01/2030	3,122,000	3,402,356
Xcel Energy, Inc., 3.5%, 12/01/2049	3,681,000	3,923,469
		$73,137,109
Utilities - Gas – 0.1%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$4,317,000	$ 4,219,394
Total Bonds (Identified Cost, $3,288,441,749)		$ 3,391,446,349
Convertible Preferred Stocks – 0.9%
Automotive – 0.3%
Aptiv PLC, 5.5%	122,000	$ 20,557,000
Medical Equipment – 0.4%
Boston Scientific Corp., 5.5%	214,080	$ 24,918,912
Danaher Corp., 4.75%	3,976	8,063,368
		$32,982,280
Telecommunications - Wireless – 0.2%
T-Mobile USA, Inc., 5.25% (a)	16,855	$ 19,058,791
Total Convertible Preferred Stocks (Identified Cost, $54,421,985)		$ 72,598,071
Preferred Stocks – 0.2%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd. (Identified Cost, $13,034,139)	347,869	$ 20,361,657
Investment Companies (h) – 6.9%
Money Market Funds – 6.9%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $589,409,208)	589,409,208	$ 589,409,208

Other Assets, Less Liabilities – (5.9)%		(504,290,289)
Net Assets – 100.0%		$ 8,487,255,552

(a)	Non-income producing security.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $589,409,208 and $8,402,136,633, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $549,017,441, representing 6.5% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,107,802,557)	$8,402,136,633
Investments in affiliated issuers, at value (identified cost, $589,409,208)	589,409,208
Cash	965,339
Restricted cash for TBA sale commitments	1,200,000
Receivables for
Investments sold	10,182,868
TBA sale commitments	144,120,671
Fund shares sold	12,702,481
Interest and dividends	23,957,941
Other assets	2,603
Total assets	$9,184,677,744
Liabilities
Payables for
Distributions	$646,239
Investments purchased	17,091,839
TBA purchase commitments	668,962,439
Fund shares reacquired	8,423,776
Payable to affiliates
Investment adviser	162,779
Administrative services fee	3,089
Shareholder servicing costs	1,667,706
Distribution and service fees	102,005
Program manager fees	112
Payable for independent Trustees' compensation	19,383
Accrued expenses and other liabilities	342,825
Total liabilities	$697,422,192
Net assets	$8,487,255,552
Net assets consist of
Paid-in capital	$5,694,553,787
Total distributable earnings (loss)	2,792,701,765
Net assets	$8,487,255,552
Shares of beneficial interest outstanding	384,840,058

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,207,735,371	236,261,445	$22.04
Class B	80,923,496	3,661,673	22.10
Class C	450,129,045	20,252,969	22.23
Class I	1,008,627,785	45,772,175	22.04
Class R1	10,420,078	473,313	22.02
Class R2	118,256,559	5,344,315	22.13
Class R3	294,583,778	13,352,388	22.06
Class R4	252,365,860	11,435,493	22.07
Class R6	1,023,815,181	46,450,380	22.04
Class 529A	34,008,764	1,547,913	21.97
Class 529B	710,906	32,186	22.09
Class 529C	5,678,729	255,808	22.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $23.38 [100 / 94.25 x $22.04] and $23.31 [100 / 94.25 x $21.97], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$102,220,052
Interest	67,308,868
Dividends from affiliated issuers	261,326
Income on securities loaned	159,208
Other	104,584
Foreign taxes withheld	(927,350)
Total investment income	$169,126,688
Expenses
Management fee	$28,869,506
Distribution and service fees	19,877,192
Shareholder servicing costs	7,342,342
Program manager fees	19,675
Administrative services fee	551,840
Independent Trustees' compensation	101,015
Custodian fee	342,248
Shareholder communications	258,722
Audit and tax fees	182,666
Legal fees	46,190
Miscellaneous	390,383
Total expenses	$57,981,779
Fees paid indirectly	(282)
Reduction of expenses by distributor	(41,668)
Net expenses	$57,939,829
Net investment income (loss)	$111,186,859

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$634,676,276
Affiliated issuers	(23,613)
Foreign currency	15,838
Net realized gain (loss)	$634,668,501
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$666,415,135
Affiliated issuers	23,613
Translation of assets and liabilities in foreign currencies	(45,862)
Net unrealized gain (loss)	$666,392,886
Net realized and unrealized gain (loss)	$1,301,061,387
Change in net assets from operations	$1,412,248,246
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/21	9/30/20
Change in net assets
From operations
Net investment income (loss)	$111,186,859	$137,534,398
Net realized gain (loss)	634,668,501	387,515,245
Net unrealized gain (loss)	666,392,886	(158,487,426)
Change in net assets from operations	$1,412,248,246	$366,562,217
Total distributions to shareholders	$(525,709,005)	$(242,786,662)
Change in net assets from fund share transactions	$97,080,425	$(168,398,465)
Total change in net assets	$983,619,666	$(44,622,910)
Net assets
At beginning of period	7,503,635,886	7,548,258,796
At end of period	$8,487,255,552	$7,503,635,886
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.78	$19.42	$19.09	$19.29	$18.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.36	$0.41	$0.37	$0.38(c)
Net realized and unrealized gain (loss)	3.36	0.63	0.78	0.53	1.36
Total from investment operations	$3.64	$0.99	$1.19	$0.90	$1.74
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.37)	$(0.39)	$(0.38)	$(0.39)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.38)	$(0.63)	$(0.86)	$(1.10)	$(0.64)
Net asset value, end of period (x)	$22.04	$19.78	$19.42	$19.09	$19.29
Total return (%) (r)(s)(t)(x)	19.02	5.21	6.73	4.71	9.78(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.73	0.73	0.73	0.74(c)
Expenses after expense reductions (f)	0.72	0.72	0.72	0.72	0.73(c)
Net investment income (loss)	1.32	1.87	2.20	1.95	2.03(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$5,207,735	$4,476,559	$4,666,095	$4,838,039	$4,779,558
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.82	$19.45	$19.12	$19.31	$18.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.22	$0.27	$0.23	$0.24(c)
Net realized and unrealized gain (loss)	3.38	0.63	0.77	0.53	1.36
Total from investment operations	$3.50	$0.85	$1.04	$0.76	$1.60
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.24)	$(0.23)	$(0.25)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.22)	$(0.48)	$(0.71)	$(0.95)	$(0.50)
Net asset value, end of period (x)	$22.10	$19.82	$19.45	$19.12	$19.31
Total return (%) (r)(s)(t)(x)	18.16	4.44	5.90	3.94	8.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.48	1.48	1.48	1.49(c)
Expenses after expense reductions (f)	1.47	1.48	1.47	1.48	1.48(c)
Net investment income (loss)	0.57	1.12	1.44	1.19	1.29(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$80,923	$94,906	$124,982	$152,200	$184,889

Class C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.92	$19.55	$19.21	$19.40	$18.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.22	$0.27	$0.23	$0.24(c)
Net realized and unrealized gain (loss)	3.41	0.63	0.78	0.53	1.37
Total from investment operations	$3.53	$0.85	$1.05	$0.76	$1.61
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.24)	$(0.23)	$(0.25)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.22)	$(0.48)	$(0.71)	$(0.95)	$(0.50)
Net asset value, end of period (x)	$22.23	$19.92	$19.55	$19.21	$19.40
Total return (%) (r)(s)(t)(x)	18.22	4.41	5.92	3.91	8.95(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.48	1.48	1.48	1.49(c)
Expenses after expense reductions (f)	1.47	1.48	1.48	1.48	1.49(c)
Net investment income (loss)	0.57	1.12	1.44	1.18	1.28(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$450,129	$482,340	$602,145	$695,252	$1,054,574
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.77	$19.41	$19.08	$19.28	$18.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.41	$0.45	$0.42	$0.39(c)
Net realized and unrealized gain (loss)	3.37	0.63	0.78	0.52	1.40
Total from investment operations	$3.71	$1.04	$1.23	$0.94	$1.79
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.43)	$(0.42)	$(0.44)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.44)	$(0.68)	$(0.90)	$(1.14)	$(0.69)
Net asset value, end of period (x)	$22.04	$19.77	$19.41	$19.08	$19.28
Total return (%) (r)(s)(t)(x)	19.38	5.47	6.99	4.97	10.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.48	0.48	0.48	0.49(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.57	2.11	2.44	2.20	2.10(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$1,008,628	$848,687	$663,464	$662,998	$593,250
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.75	$19.39	$19.06	$19.26	$18.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.22	$0.27	$0.23	$0.24(c)
Net realized and unrealized gain (loss)	3.37	0.63	0.77	0.52	1.35
Total from investment operations	$3.49	$0.85	$1.04	$0.75	$1.59
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.23)	$(0.24)	$(0.23)	$(0.25)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.22)	$(0.49)	$(0.71)	$(0.95)	$(0.50)
Net asset value, end of period (x)	$22.02	$19.75	$19.39	$19.06	$19.26
Total return (%) (r)(s)(t)(x)	18.20	4.42	5.93	3.93	8.90(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.48	1.48	1.48	1.49(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.57	1.12	1.44	1.19	1.28(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$10,420	$9,119	$10,508	$12,068	$12,517

Class R2	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.85	$19.48	$19.15	$19.34	$18.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.31	$0.36	$0.32	$0.33(c)
Net realized and unrealized gain (loss)	3.38	0.64	0.78	0.54	1.36
Total from investment operations	$3.61	$0.95	$1.14	$0.86	$1.69
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.34)	$(0.33)	$(0.34)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.33)	$(0.58)	$(0.81)	$(1.05)	$(0.59)
Net asset value, end of period (x)	$22.13	$19.85	$19.48	$19.15	$19.34
Total return (%) (r)(s)(t)(x)	18.75	4.97	6.43	4.48	9.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	0.98	0.98	0.99(c)
Expenses after expense reductions (f)	N/A	N/A	0.98	0.98	0.99(c)
Net investment income (loss)	1.07	1.62	1.94	1.69	1.76(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$118,257	$125,160	$165,893	$194,859	$229,263
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.79	$19.43	$19.10	$19.30	$18.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.36	$0.41	$0.37	$0.37(c)
Net realized and unrealized gain (loss)	3.37	0.63	0.78	0.53	1.37
Total from investment operations	$3.65	$0.99	$1.19	$0.90	$1.74
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.37)	$(0.39)	$(0.38)	$(0.39)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.38)	$(0.63)	$(0.86)	$(1.10)	$(0.64)
Net asset value, end of period (x)	$22.06	$19.79	$19.43	$19.10	$19.30
Total return (%) (r)(s)(t)(x)	19.05	5.20	6.71	4.70	9.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.73	0.73	0.73	0.74(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	0.73	N/A
Net investment income (loss)	1.32	1.86	2.19	1.94	2.01(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$294,584	$284,813	$290,210	$325,625	$331,072

Class R4	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.80	$19.44	$19.11	$19.31	$18.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.41	$0.46	$0.42	$0.43(c)
Net realized and unrealized gain (loss)	3.37	0.63	0.77	0.52	1.37
Total from investment operations	$3.71	$1.04	$1.23	$0.94	$1.80
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.43)	$(0.42)	$(0.44)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.44)	$(0.68)	$(0.90)	$(1.14)	$(0.69)
Net asset value, end of period (x)	$22.07	$19.80	$19.44	$19.11	$19.31
Total return (%) (r)(s)(t)(x)	19.35	5.47	6.98	4.96	10.10(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.48	0.48	0.48	0.49(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.57	2.11	2.45	2.19	2.29(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$252,366	$251,641	$236,165	$249,073	$291,662
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.77	$19.42	$19.09	$19.29	$18.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.42	$0.47	$0.44	$0.42(c)
Net realized and unrealized gain (loss)	3.37	0.63	0.78	0.52	1.38
Total from investment operations	$3.72	$1.05	$1.25	$0.96	$1.80
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.44)	$(0.45)	$(0.44)	$(0.45)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.45)	$(0.70)	$(0.92)	$(1.16)	$(0.70)
Net asset value, end of period (x)	$22.04	$19.77	$19.42	$19.09	$19.29
Total return (%) (r)(s)(t)(x)	19.47	5.50	7.07	5.06	10.14(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.39	0.40	0.40	0.40	0.40(c)
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.65	2.19	2.52	2.29	2.27(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$1,023,815	$895,481	$753,666	$632,943	$389,609
See Notes to Financial Statements

Financial Highlights – continued
Class 529A	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.72	$19.36	$19.03	$19.24	$18.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.35	$0.40	$0.36	$0.37(c)
Net realized and unrealized gain (loss)	3.35	0.64	0.78	0.52	1.36
Total from investment operations	$3.63	$0.99	$1.18	$0.88	$1.73
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.37)	$(0.38)	$(0.37)	$(0.38)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.38)	$(0.63)	$(0.85)	$(1.09)	$(0.63)
Net asset value, end of period (x)	$21.97	$19.72	$19.36	$19.03	$19.24
Total return (%) (r)(s)(t)(x)	18.99	5.19	6.71	4.63	9.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.78	0.79	0.84(c)
Expenses after expense reductions (f)	0.74	0.76	0.76	0.77	0.77(c)
Net investment income (loss)	1.29	1.83	2.16	1.91	1.97(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$34,009	$27,080	$26,158	$24,945	$23,275

Class 529B	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.81	$19.45	$19.11	$19.31	$18.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.36	$0.30	$0.22	$0.23(c)
Net realized and unrealized gain (loss)	3.38	0.64	0.79	0.52	1.36
Total from investment operations	$3.66	$1.00	$1.09	$0.74	$1.59
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.38)	$(0.28)	$(0.22)	$(0.24)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.38)	$(0.64)	$(0.75)	$(0.94)	$(0.49)
Net asset value, end of period (x)	$22.09	$19.81	$19.45	$19.11	$19.31
Total return (%) (r)(s)(t)(x)	19.05	5.21	6.16	3.86	8.88(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.71	1.29	1.54	1.59(c)
Expenses after expense reductions (f)	0.74	N/A	N/A	1.53	1.53(c)
Net investment income (loss)	1.29	1.88	1.63	1.14	1.23(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$711	$753	$981	$1,228	$1,483
See Notes to Financial Statements

Financial Highlights – continued
Class 529C	Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$19.90	$19.53	$19.20	$19.39	$18.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.21	$0.26	$0.22	$0.23(c)
Net realized and unrealized gain (loss)	3.40	0.64	0.77	0.53	1.37
Total from investment operations	$3.51	$0.85	$1.03	$0.75	$1.60
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.22)	$(0.23)	$(0.22)	$(0.24)
From net realized gain	(1.05)	(0.26)	(0.47)	(0.72)	(0.25)
Total distributions declared to shareholders	$(1.21)	$(0.48)	$(0.70)	$(0.94)	$(0.49)
Net asset value, end of period (x)	$22.20	$19.90	$19.53	$19.20	$19.39
Total return (%) (r)(s)(t)(x)	18.13	4.38	5.82	3.89	8.91(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.53	1.54	1.59(c)
Expenses after expense reductions (f)	1.51	1.52	1.53	1.53	1.53(c)
Net investment income (loss)	0.53	1.07	1.39	1.14	1.22(c)
Portfolio turnover	112	92	39	33	38
Net assets at end of period (000 omitted)	$5,679	$7,096	$7,994	$9,088	$11,223

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,744,462,513	$19,058,791	$—	$4,763,521,304
Switzerland	—	80,522,134	—	80,522,134
Taiwan	42,346,835	—	—	42,346,835
United Kingdom	—	41,605,896	—	41,605,896
France	—	25,679,762	—	25,679,762
Ireland	24,623,591	—	—	24,623,591
South Korea	—	20,361,657	—	20,361,657
Germany	—	12,029,105	—	12,029,105
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	883,021,168	—	883,021,168
Non - U.S. Sovereign Debt	—	10,381,362	—	10,381,362
Municipal Bonds	—	24,946,268	—	24,946,268
U.S. Corporate Bonds	—	841,437,449	—	841,437,449
Residential Mortgage-Backed Securities	—	939,045,657	—	939,045,657
Commercial Mortgage-Backed Securities	—	214,578,080	—	214,578,080
Asset-Backed Securities (including CDOs)	—	245,955,576	—	245,955,576
Foreign Bonds	—	232,080,789	—	232,080,789
Mutual Funds	589,409,208	—	—	589,409,208
Total	$5,400,842,147	$3,590,703,694	$—	$8,991,545,841
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

Notes to Financial Statements  - continued
foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Notes to Financial Statements  - continued
Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such

Notes to Financial Statements  - continued
agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/21	Year ended 9/30/20
Ordinary income (including any short-term capital gains)	$130,815,448	$142,526,798
Long-term capital gains	394,893,557	100,259,864
Total distributions	$525,709,005	$242,786,662
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/21
Cost of investments	$6,740,226,016
Gross appreciation	2,302,706,299
Gross depreciation	(51,386,474)
Net unrealized appreciation (depreciation)	$2,251,319,825
Undistributed ordinary income	32,014,103
Undistributed long-term capital gain	513,697,825
Other temporary differences	(4,329,988)
Total distributable earnings (loss)	$2,792,701,765
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/21	Year ended 9/30/20
Class A	$314,457,241	$148,579,563
Class B	5,472,113	2,841,336
Class C	28,320,585	14,004,622
Class I	61,737,826	24,450,966
Class R1	562,049	255,049
Class R2	7,898,350	4,494,387
Class R3	19,311,267	9,409,536
Class R4	17,160,737	8,493,195
Class R6	68,391,391	29,176,726
Class 529A	1,945,462	861,670
Class 529B	49,722	29,330
Class 529C	402,262	190,282
Total	$525,709,005	$242,786,662

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $6.3 billion	0.35%
In excess of $6.3 billion	0.34%
The management fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $470,479 and $8,338 for the year ended September 30, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 12,593,287
Class B	0.75%	0.25%	1.00%	1.00%	920,946
Class C	0.75%	0.25%	1.00%	1.00%	4,739,700
Class R1	0.75%	0.25%	1.00%	1.00%	101,796
Class R2	0.25%	0.25%	0.50%	0.50%	630,890
Class R3	—	0.25%	0.25%	0.25%	745,041
Class 529A	—	0.25%	0.25%	0.23%	80,726
Class 529B	0.75%	0.25%	1.00%	0.23%	1,738
Class 529C	0.75%	0.25%	1.00%	0.99%	63,068
Total Distribution and Service Fees					$19,877,192
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2021, this rebate amounted to $33,565, $33, $260, $7,316, $20, and $474 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the

Notes to Financial Statements  - continued
reduction of total expenses in the Statement of Operations. For the year ended September 30, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2021, were as follows:
Amount
Class A	$46,950
Class B	67,319
Class C	21,977
Class 529B	50
Class 529C	119
During the year ended September 30, 2021, to meet the requirements of FINRA Rule 2341, MFD returned $152 of the CDSC collected for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.02%.
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2021, were as follows:
Fee
Class 529A	$16,146
Class 529B	378
Class 529C	3,151
Total Program Manager Fees	$19,675
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2021, the fee was $1,166,950, which equated to 0.0140% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,175,392.

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2021 was equivalent to an annual effective rate of 0.0066% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $938 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,889 at September 30, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $11,102,176. The sales transactions resulted in net realized gains (losses) of $5,676,546.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2021, this reimbursement amounted to $103,760, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended September 30, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$7,942,414,367	$7,401,278,913
Non-U.S. Government securities	1,223,904,362	2,059,441,610
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	35,529,198	$759,881,984	24,244,922	$467,717,424
Class B	46,486	983,047	69,578	1,339,708
Class C	2,380,447	51,310,840	3,147,838	60,751,269
Class I	8,858,172	191,141,092	15,604,973	302,663,094
Class R1	29,456	627,029	48,451	914,084
Class R2	789,919	16,983,114	629,504	12,161,205
Class R3	2,862,773	61,700,508	3,050,178	59,042,685
Class R4	1,730,353	37,112,969	3,077,902	58,668,724
Class R6	15,376,841	327,670,573	15,939,311	305,273,223
Class 529A	329,670	6,949,344	205,668	3,982,163
Class 529B	4,078	89,728	2,310	43,644
Class 529C	26,351	563,293	42,487	810,891
	67,963,744	$1,455,013,521	66,063,122	$1,273,368,114

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	14,434,166	$296,393,488	7,175,980	$140,010,597
Class B	247,057	5,050,768	133,761	2,628,215
Class C	1,297,727	26,675,466	621,418	12,264,023
Class I	2,590,417	53,267,913	1,058,122	20,629,701
Class R1	27,566	562,049	13,036	255,049
Class R2	380,528	7,822,050	221,662	4,348,411
Class R3	939,021	19,285,982	481,858	9,409,536
Class R4	785,493	16,165,395	396,633	7,738,472
Class R6	2,947,213	60,642,279	1,305,621	25,430,628
Class 529A	94,299	1,931,150	44,283	861,670
Class 529B	2,420	49,722	1,500	29,330
Class 529C	19,467	399,533	9,650	190,282
	23,765,374	$488,245,795	11,463,524	$223,795,914
Shares reacquired
Class A	(40,066,467)	$(858,849,436)	(45,371,858)	$(871,739,779)
Class B	(1,420,536)	(30,486,053)	(1,839,462)	(35,132,306)
Class C	(7,633,154)	(162,165,756)	(10,354,610)	(199,543,720)
Class I	(8,603,031)	(182,746,361)	(7,915,480)	(149,700,779)
Class R1	(45,392)	(967,177)	(141,680)	(2,667,322)
Class R2	(2,132,728)	(45,729,878)	(3,059,965)	(57,869,272)
Class R3	(4,839,810)	(103,749,396)	(4,076,529)	(78,305,802)
Class R4	(3,790,796)	(81,540,416)	(2,913,685)	(55,522,481)
Class R6	(17,157,352)	(371,245,410)	(10,777,935)	(208,327,064)
Class 529A	(249,602)	(5,354,059)	(227,508)	(4,398,205)
Class 529B	(12,318)	(265,047)	(16,245)	(312,994)
Class 529C	(146,530)	(3,079,902)	(104,830)	(2,042,769)
	(86,097,716)	$(1,846,178,891)	(86,799,787)	$(1,665,562,493)

Notes to Financial Statements  - continued
	Year ended 9/30/21		Year ended 9/30/20
	Shares	Amount	Shares	Amount
Net change
Class A	9,896,897	$197,426,036	(13,950,956)	$(264,011,758)
Class B	(1,126,993)	(24,452,238)	(1,636,123)	(31,164,383)
Class C	(3,954,980)	(84,179,450)	(6,585,354)	(126,528,428)
Class I	2,845,558	61,662,644	8,747,615	173,592,016
Class R1	11,630	221,901	(80,193)	(1,498,189)
Class R2	(962,281)	(20,924,714)	(2,208,799)	(41,359,656)
Class R3	(1,038,016)	(22,762,906)	(544,493)	(9,853,581)
Class R4	(1,274,950)	(28,262,052)	560,850	10,884,715
Class R6	1,166,702	17,067,442	6,466,997	122,376,787
Class 529A	174,367	3,526,435	22,443	445,628
Class 529B	(5,820)	(125,597)	(12,435)	(240,020)
Class 529C	(100,712)	(2,117,076)	(52,693)	(1,041,596)
	5,631,402	$97,080,425	(9,273,141)	$(168,398,465)
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2021, the fund’s commitment fee and interest expense were $31,689 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$335,623,836	$1,960,733,962	$1,706,948,590	$(23,613)	$23,613	$589,409,208

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$261,326	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 12, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody

Board Review of Investment Advisory Agreement
MFS Total Return Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $483,176,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 55.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Research Fund	47,162	46,522
MFS Total Return Fund	74,385	73,369

Total	121,547	119,891

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS International New Discovery Fund	52,464	51,751

For the fiscal years ended September 30, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Research Fund	0	0	7,873	7,373	0	0
To MFS Total Return Fund	0	0	10,997	10,481	0	0
Total fees billed by Deloitte To above Funds:	0	0	18,870	17,854	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	13,263	906,513
To MFS Total Return Fund, MFS and MFS Related Entities#	16,387	909,621

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,936	9,794	2,630	2,799

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,668,649	1,785,828	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	2,028,265	2,182,171

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 12, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 12, 2021

*	Print name and title of each signing officer under his or her signature.